                              ---------------------

                           OFFIT VIF - HIGH YIELD FUND

                     OFFIT VIF - EMERGING MARKETS BOND FUND

                              DJG VALUE EQUITY FUND

                         OFFIT VIF - U.S. SMALL CAP FUND

                          OFFIT VIF - TOTAL RETURN FUND

                   OFFIT VIF - U.S. GOVERNMENT SECURITIES FUND

                              ---------------------


                              SEMI - ANNUAL REPORT


                                  JUNE 30, 2000




                     THE OFFIT VARIABLE INSURANCE FUND, INC.

                               PRESIDENT'S LETTER
--------------------------------------------------------------------------------

Dear Policyholders:

We are pleased to present you with the June 30, 2000 Semi-Annual Report for The OFFIT Variable Insurance Fund, Inc. As of that date the Funds' investment portfolios have assets in excess of $93 million, an increase of $13 million over year-end 1999.

The specific results of the respective Funds, along with an investment and market commentary from each portfolio manager, are part of this Semi-Annual Report. As always, we have tried to make each market commentary informative, and I hope that you will find them helpful.

We greatly value your participation in our Funds. Let us know of your interests and concerns as we continue to try to serve you better. If you have any questions, please do not hesitate to call.

Sincerely,

/s/ Wallace Mathai-Davis

Wallace Mathai-Davis

July 25, 2000

                                      OFFIT
                              VIF - HIGH YIELD FUND
--------------------------------------------------------------------------------

The high yield market continued to face a challenging environment throughout the first half of the year 2000. The Fund's net investment return for the six months ending June 30, 2000 after all fees and expenses was 0.16%. The June 30, 2000 net asset value price of $9.12 was 4.0% lower than the $9.50 NAV at the end of 1999. The net assets of the Fund at June 30, 2000 were $48.1 million. Reflective of the higher market yields and lower prices, the 30-day SEC yield increased to 9.76% from 9.32% at year-end.

Conditions in the high yield market remain far from ideal, yet there are signs of life that may well lead to a more balanced high yield environment. Over the past 24 months, the high yield market has suffered from rising interest rates, higher defaults, and outflows from mutual funds that have pressured prices. Currently, double-B high yield bonds are trading at spreads of 350 to 450 basis points over comparable Treasurys for absolute yields of 10 - 11%. General market spreads are now approximately 600 basis points. These spreads and yields are the highest seen over the past nine years.

High yield issuers have been in an environment of tighter credit for nearly two years. The new issue market is effectively closed to all but the largest and strongest companies. Structural changes in the bank loan market have pressured weaker credits. Defaults of high yield issues are running slightly higher than the 4% rate of 1999. Although difficult credit conditions may continue for some time, we do not expect defaults to rise much above the 5% to 6% level before declining on a cyclical basis.

Today's yields and spreads reflect the expectation that the default rate will stay above the historic averages. Expectations of future problems are built into current market prices. Excluding securities that have already defaulted, over 19% of the high yield market is now quoted at spreads of 1,000 basis points or more to Treasurys, 14% is quoted at yields greater than 20%, and 11% of the market is priced at fifty cents or less on the dollar.

The high yield market has absorbed a tremendous amount of both fundamental and technical pressure over the last two years. Although the present state of the market may continue for a while, high yield has recently begun to show signs of improvement. After a sustained period of continuous mutual fund outflows, June posted the first positive monthly inflow since November 1999. Fund managers appear to have built cash reserves to meet potential outflows and a recent pick-up in CBO issuance is adding money to the market. With little visible supply and a limited secondary market, prices have begun to stabilize and move upward from their recent lows. Demand should continue to fill-in in an environment of stable or declining interest rates.

The Fund is well positioned to benefit as the high yield market strengthens. We continued to consolidate the number of issues in the portfolio. Smaller less liquid positions were sold when the market allowed at favorable prices and new positions were added including Crown Castle, United Pan-European Communications and Sinclair Broadcasting.

Several noteworthy developments occurred during the first half of the year which affected the portfolio. The paging sector, which had been long out of favor with investors, rebounded on news of strategic investments, favorable merger activity and renewed optimism on future wireless product growth. We took this opportunity to sell the Paging Network position. Oil refining credits such as Clark Refining were boosted by stronger margins amid solid gasoline demand. On the negative credit side, the steel industry suffered from concerns of over-supply brought on by steel imports and the auto parts sector was hurt by slower after market sales.

                                      OFFIT
                              VIF - HIGH YIELD FUND
--------------------------------------------------------------------------------

Our focus remains on the better quality sectors of the high yield market and we have made a conscious effort to maintain portfolio quality. Approximately 43% of the holdings in the Fund are rated either Ba3 or better by Moody's or BB- or better by Standard & Poor's. Additionally, 64% of the holdings are rated at least B1 or B+. Many of the lower rated or unrated holdings are senior in their capital structure, including our largest holding, Eurotunnel bank debt. The Fund remains very well diversified with over 110 issues.

We continue to believe that better quality high yield credits will outperform fixed income alternatives over time. The bonds of fundamentally sound credits have turned around after every cyclical decline in the high yield market. There is every reason to believe that they will do so again.

Stephen T. Shapiro
July 25, 2000

                                      OFFIT
                              VIF - HIGH YIELD FUND
--------------------------------------------------------------------------------
                  SCHEDULE OF PORTFOLIO INVESTMENTS (UNAUDITED)
                                  JUNE 30, 2000

                                                                                            SHARES OR
                                                                                            PRINCIPAL                 MARKET
                                                                                             AMOUNT                    VALUE
------------------------------------------------------------------------------------------------------------------------------------
CORPORATE BONDS (91.6%)

       AUTOMOTIVE (3.3%)
                    Exide Corp. Sr Notes, 10.00%, 04/15/05                                $      400,000        $            358,000
                    Federal-Mogul Corp. Notes, 7.875%, 07/01/10                                  500,000                     332,500
                    Hayes Lemmerz International Inc. Sr Sub Notes, 9.125%, 07/15/07              500,000                     447,500
                    Lear Corp. Sr Notes, 8.11%, 05/15/09                                         500,000                     455,370
                                                                                                               ---------------------
                                                                                                                           1,593,370
                                                                                                               ---------------------
       BROADCAST/MEDIA (3.9%)
                    Echostar Corp. Sr Notes, 9.25%, 02/01/06                                     500,000                     485,000
                    Hollinger International Publishing Sr Sub Notes, 8.625%, 03/15/05            250,000                     246,250
                    Lamar Media Corp. Sr. Sub Notes, 9.625%, 12/01/06                            500,000                     501,250
                    Sinclair Broadcast Group Inc. Sr Sub Notes, 10.00%, 09/30/05                 500,000                     479,375
                    Sun Media Corp. Sr Sub Notes, 9.50%, 05/15/07                                155,000                     150,350
                                                                                                               ---------------------
                                                                                                                           1,862,225
                                                                                                               ---------------------

       CABLE (7.7%)
                    Adelphia Communications Corp. Sr Notes, 9.375%, 11/15/09                     500,000                     460,000
                    Adelphia Communications Corp. Sr Notes, 9.875%, 03/01/07                     200,000                     191,500
                    Century Communications Corp. Sr Notes, 8.875%, 01/15/07                      400,000                     369,000
                    Charter Communications Holdings LLC Sr Notes, 8.625%, 04/01/09               600,000                     529,500
                    CSC Holdings Inc. Sr Notes, 9.25%, 11/01/05                                  300,000                     300,000
                    NTL Inc. Sr Notes, 0/9.75%, 04/01/08                                         800,000 (2)                 500,000
                    Olympus Communications L.P. Sr Notes, 10.625%, 11/15/06                      300,000                     297,000
                    Telewest Communications PLC Sr Discount Debs., 0/11.00%, 10/01/07            400,000 (2)                 382,500
                    Telewest Communications PLC Sr Discount Debs., 9.625%, 10/01/06              250,000                     238,125
                    United Pan-Europe Communications Sr Notes, 11.50%, 02/01/10                  500,000                     445,000
                                                                                                               ---------------------
                                                                                                                           3,712,625
                                                                                                               ---------------------

       CHEMICAL (4.4%)
                    Borden Chemicals & Plastics Sr Notes, 9.50%, 05/01/05                        500,000                     450,000
                    Huntsman ICI Chemicals Sr Sub Notes, 10.125%, 07/01/09                       500,000                     492,500
                    ISP Holdings Inc. Sr Notes, 9.00%, 10/15/03                                  300,000                     277,500
                    Lyondell Chemical Co. Sr Secured Notes, 9.625%, 05/01/07                     500,000                     495,000
                    Polymer Group Sr Notes, 8.75%, 03/01/08                                      300,000                     252,000
                    Terra Industries Inc. Sr Notes, 10.50%, 06/15/05                             250,000                     160,000
                                                                                                               ---------------------
                                                                                                                           2,127,000
                                                                                                               ---------------------

       CONSUMER GROUPS (4.2%)
                    Chiquita Brands International Inc. Sr Notes, 10.25%, 11/01/06                850,000                     663,000
                    Fisher Scientific International Inc. Sr Sub Notes, 9.00%, 02/01/08           500,000                     463,750
                    Fleming Companies Inc. Sr Notes, 10.625%, 12/15/01                           500,000                     495,000

   The accompanying notes are an integral part of the financial statements.

                                      OFFIT
                              VIF - HIGH YIELD FUND
--------------------------------------------------------------------------------
            SCHEDULE OF PORTFOLIO INVESTMENTS (UNAUDITED) (CONTINUED)
                                  JUNE 30, 2000

                                                                                            SHARES OR
                                                                                            PRINCIPAL                 MARKET
                                                                                             AMOUNT                    VALUE
------------------------------------------------------------------------------------------------------------------------------------
CORPORATE BONDS (CONTINUED)
       CONSUMER GROUPS (CONTINUED)
                    Fruit of The Loom Sr Notes, 8.875%, 04/15/06                          $      500,000 (5)    $             32,500
                    Playtex Products Inc. Sr Notes, 8.875%, 07/15/04                             250,000                     242,500
                    Revlon Consumer Products Sr Sub Notes, 8.625%, 02/01/08                      250,000                     126,250
                                                                                                               ---------------------
                                                                                                                           2,023,000
                                                                                                               ---------------------

       FINANCIAL SERVICES/INSURANCE (2.3%)
                    Amresco Inc. Sr Sub Notes, 9.875%, 03/15/05                                  500,000                     245,000
                    Presidential Life Corp. Sr Notes, 7.875%, 02/15/09                           350,000                     325,185
                    Reliance Group Holdings Inc. Sr Sub Notes, 9.75%, 11/15/03                   350,000                     101,500
                    Willis Corroon Corp. Sr Sub Notes, 9.00%, 02/01/09                           500,000                     418,750
                                                                                                               ---------------------
                                                                                                                           1,090,435
                                                                                                               ---------------------

       FOREST & PAPER PRODUCTS (2.7%)
                    Doman Industries Ltd. Sr Notes, 8.75%, 03/15/04                              200,000                     158,000
                    Repap New Brunswick First Priority Sr Secured Notes, 9.00%, 06/01/04         600,000                     576,000
                    Stone Container Corp. Sr Secured Notes, 10.75%, 10/01/02                     300,000                     304,500
                    Stone Container Corp. Sr Sub Debs., 12.25%, 04/01/02                         250,000                     253,125
                                                                                                               ---------------------
                                                                                                                           1,291,625
                                                                                                               ---------------------

       GENERAL INDUSTRIES/MANUFACTURING (4.6%)
                    Allied Waste North America Sr Notes, 7.625%, 01/01/06                        500,000                     435,000
                    Galey & Lord Inc. Sr Sub Notes, 9.125%, 03/01/08                             200,000                      89,000
                    Nortek Inc. Sr Notes, 9.25%, 03/15/07                                        600,000                     561,000
                    Pillowtex Corp. Sr Sub Notes, 9.00%, 12/15/07                                300,000                     105,000
                    United Rentals Inc. Sr Sub Notes, 9.00%, 04/01/09                            400,000                     354,000
                    Westpoint Stevens Inc. Sr Notes, 7.875%, 06/15/08                            300,000                     238,500
                    Williams Scotsman Inc. Sr Notes, 9.875%, 06/01/07                            500,000                     450,000
                                                                                                               ---------------------
                                                                                                                           2,232,500
                                                                                                               ---------------------

       HEALTH CARE (3.4%)
                    Columbia/HCA Healthcare Medium Term Notes, 6.91%, 06/15/05                   300,000                     272,862
                    Columbia/HCA Healthcare Notes, 8.85%, 01/01/07                               300,000                     295,554
                    Extendicare Health Services Sr Sub Notes, 9.35%, 12/15/07                    250,000                     105,000
                    Integrated Health Services Inc. Sr Sub Notes, 9.50%, 09/15/07                400,000 (5)                   5,000
                    Medaphis Corp. Sr Notes, 9.50%, 02/15/05                                     200,000                     150,000
                    Sun Healthcare Group Inc. Sr Sub Notes, 9.50%, 07/01/07                      500,000 (5)                  10,000
                    Tenet Healthcare Corp. Sr Sub Notes, 8.625%, 01/15/07                        850,000                     813,875
                                                                                                               ---------------------
                                                                                                                           1,652,291
                                                                                                               ---------------------

   The accompanying notes are an integral part of the financial statements.

                                      OFFIT
                              VIF - HIGH YIELD FUND
--------------------------------------------------------------------------------
            SCHEDULE OF PORTFOLIO INVESTMENTS (UNAUDITED) (CONTINUED)
                                  JUNE 30, 2000

                                                                                            SHARES OR
                                                                                            PRINCIPAL                 MARKET
                                                                                             AMOUNT                    VALUE
------------------------------------------------------------------------------------------------------------------------------------
CORPORATE BONDS (CONTINUED)
       HOTELS & GAMING (10.3%)
                    Felcor Suites L.P. Sr Notes, 7.375%, 10/01/04                         $      500,000        $            455,000
                    Felcor Suites L.P. Sr Notes, 7.625%, 10/01/07                                320,000                     278,400
                    Harrahs Operating Co. Inc. Sr Sub Notes, 7.875%, 12/15/05                    500,000                     470,000
                    HMH Properties Sr Notes, 7.875%, 08/01/08                                    600,000                     539,250
                    Hollywood Park Operating Inc. Sr Sub Notes, 9.50%, 08/01/07                  300,000                     298,500
                    International Game Technology Sr Notes, 8.375%, 05/15/09                     500,000                     478,750
                    John Q. Hammons Hotels L.P. First Mtg. Notes, 8.875%, 02/15/04               550,000                     482,625
                    John Q. Hammons Hotels L.P. First Mtg. Notes, 9.75%, 10/01/05                200,000                     175,000
                    Meristar Hospitality Corp. Sr Sub Notes, 8.75%, 08/15/07                     200,000                     182,500
                    Park Place Entertainment Sr Sub Notes, 7.875%, 12/15/05                      500,000                     471,875
                    Prime Hospitality Corp. First Mtg. Notes, 9.25%, 01/15/06                    250,000                     245,000
                    Prime Hospitality Corp. Sr Sub Notes, 9.75%, 04/01/07                        250,000                     242,500
                    Sun International Hotels Ltd. Sr Sub Notes, 9.00%, 03/15/07                  400,000                     370,000
                    Trump Atlantic City First Mtg. Notes, 11.25%, 05/01/06                       350,000                     248,500
                                                                                                               ---------------------
                                                                                                                           4,937,900
                                                                                                               ---------------------

       METALS & MINING (6.4%)
                    AK Steel Corp. Sr Notes, 9.125%, 12/15/06                                    400,000                     384,000
                    Centaur Mining Exploration Sr Secured Notes, 11.00%, 12/01/07                250,000                     200,000
                    Freeport McMoran C&G Debs., 7.20%, 11/15/26                                  300,000                     207,000
                    Glencore Nickel Pty Ltd. Sr Secured Bonds, 9.00%, 12/01/14                   400,000                     332,000
                    Great Central Mines Ltd. Sr Notes, 8.875%, 04/01/08                          500,000                     430,000
                    Kaiser Aluminum & Chemical Corp. Sr Notes, 10.875%, 10/15/06                 175,000                     167,562
                    LTV Corp. Sr Notes, 8.20%, 09/15/07                                          500,000                     370,000
                    National Steel Corp. First Mtg. Bonds, 8.375%, 08/01/06                      598,000                     514,280
                    P&L Coal Holdings, 8.875%, 05/15/08                                          500,000                     473,750
                                                                                                               ---------------------
                                                                                                                           3,078,592
                                                                                                               ---------------------

       OIL/GAS (7.0%)
                    Clark R&M Inc. Sr Notes, 8.625%, 08/15/08                                    400,000                     314,000
                    Ferrellgas Partner L.P. Sr Notes, 9.375%, 06/15/06                           425,000                     410,125
                    Giant Industries Services Inc. Sr Sub Notes, 9.00%, 09/01/07                 400,000                     367,000
                    Gulf Canada Resources Ltd. Sr Sub Debs., 9.25%, 01/15/04                     400,000                     403,668
                    KCS Energy Inc. Sr Notes, 11.00%, 01/15/03                                   725,000 (5)                 590,875
                    Newpark Resources Inc. Sr Sub Notes, 8.625%, 12/15/07                        500,000                     432,500
                    Nuevo Energy Co. Sr Sub Notes, 9.50%, 06/01/08                               400,000                     394,000
                    Trico Marine Services Sr Notes, 8.50%, 08/01/05                              500,000                     470,000
                                                                                                               ---------------------
                                                                                                                           3,382,168
                                                                                                               ---------------------

   The accompanying notes are an integral part of the financial statements.

                                      OFFIT
                              VIF - HIGH YIELD FUND
--------------------------------------------------------------------------------
            SCHEDULE OF PORTFOLIO INVESTMENTS (UNAUDITED) (CONTINUED)
                                  JUNE 30, 2000

                                                                                            SHARES OR
                                                                                            PRINCIPAL                 MARKET
                                                                                             AMOUNT                    VALUE
------------------------------------------------------------------------------------------------------------------------------------
CORPORATE BONDS (CONTINUED)
       REAL ESTATE (7.3%)
                    CB Richard Ellis Sr Sub Notes, 8.875%, 06/01/06                       $      500,000        $            427,500
                    Forest City Enterprises Sr Notes, 8.50%, 03/15/08                            300,000                     271,500
                    Lennar Corp. Sr Notes, 7.625%, 03/01/09                                      500,000                     437,500
                    LNR Property Corp. Sr Sub Notes 9.375%, 03/15/08                             500,000                     435,000
                    MDC Holdings Inc. Sr  Notes, 8.375%, 02/01/08                                500,000                     442,500
                    Rockefeller Center Properties Sr Notes, 11.00%, 12/31/00                     670,000 (3)                 579,550
                    Tanger Properties L.P. Sr Notes, 7.875%, 10/24/04                            500,000                     460,995
                    Toll Corp, 8.00%, 05/01/09                                                   500,000                     440,000
                                                                                                               ---------------------
                                                                                                                           3,494,545
                                                                                                               ---------------------

       RETAIL (2.0%)
                    Nine West Group Inc. Sr Notes, 8.375%, 08/15/05                              250,000                     251,360
                    Travelcenters of America Inc. Sr Sub Notes, 10.25%, 04/01/07                 400,000                     403,000
                    Zale Corp. Sr Notes, 8.50%, 10/01/07                                         300,000                     282,000
                                                                                                               ---------------------
                                                                                                                             936,360
                                                                                                               ---------------------

       TELECOMMUNICATIONS-WIRELESS (5.0%)
                    Crown Castle International Corp. Sr Discount Notes 0/10.625%, 11/15/07       500,000 (2)                 371,250
                    Nextel Communications Sr Discount Notes, 0/9.75%, 10/31/07                   300,000 (2)                 223,500
                    Nextel Communications Sr Discount Notes, 0/10.65%, 09/15/07                  350,000 (2)                 274,750
                    Orange PLC Sr Notes, 8.75%, 06/01/06                                         500,000                     500,000
                    Price Communications Wireless Sr Notes, 9.125%, 12/15/06                     500,000                     505,000
                    Rogers Cantel Inc. Sr Sub Notes, 8.80%, 10/01/07                             500,000                     497,500
                                                                                                               ---------------------
                                                                                                                           2,372,000
                                                                                                               ---------------------

       TELECOMMUNICATIONS-WIRELINE (7.7%)
                    Alaska Communications Sr Sub Notes, 9.375%, 05/15/09                         500,000                     462,500
                    Flag Limited Sr Notes, 8.25%, 01/30/08                                       500,000                     445,000
                    Global Crossing Holdings Ltd. Sr Notes, 9.125%, 11/15/06                     600,000                     577,500
                    Intermedia Communucations Sr Discount Notes, 0/11.25%, 07/15/07              600,000 (2)                 474,000
                    Level 3 Communications Sr Notes, 9.125%, 05/01/08                            500,000                     448,750
                    Metromedia Fiber Network Sr Notes, 10.00%, 12/15/09                          500,000                     490,000
                    Nextlink Communication Sr Notes, 10.75%, 06/01/09                            350,000                     336,000
                    Williams Communications Group Inc. Sr Notes, 10.875%, 10/01/09               500,000                     487,500
                                                                                                               ---------------------
                                                                                                                           3,721,250
                                                                                                               ---------------------

       TRANSPORTATION (6.9%)
                    Eletson Holdings Inc. First Pfd. Mtg. Notes, 9.25%, 11/15/03                 500,000                     465,000
                    Eurotunnel Finance Tier 1, 5.28%, 01/15/12                                10,000,000 (a) (4)           1,147,167
                    Eurotunnel Finance Tier 2, 5.28%, 12/31/18                                10,000,000 (a) (4)           1,015,645
                    Piedmont Aviation Inc. Equipment Trust Certificates, 9.80%, 05/08/04         261,000                     255,780


   The accompanying notes are an integral part of the financial statements.

                                      OFFIT
                              VIF - HIGH YIELD FUND
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
            SCHEDULE OF PORTFOLIO INVESTMENTS (UNAUDITED) (CONTINUED)
                                  JUNE 30, 2000

                                                                                            SHARES OR
                                                                                            PRINCIPAL                 MARKET
                                                                                             AMOUNT                    VALUE
------------------------------------------------------------------------------------------------------------------------------------
CORPORATE BONDS (CONTINUED)
       TRANSPORTATION (CONTINUED)
                    Stena AB Sr Notes, 8.75%, 06/15/07                                    $      500,000        $            437,500
                                                                                                               ---------------------
                                                                                                                           3,321,092
                                                                                                               ---------------------

       UTILITIES (2.5%)
                    AES Corp. Sr Sub Notes, 8.50%, 11/01/07                                      250,000                     228,125
                    AES Eastern Energy Pass Through Certificates, 9.00%, 01/02/17 (144A)         500,000 (1)                 490,105
                    Caithness Coso Funding Corp. Sr Secured Notes, 9.05%, 12/15/09               500,000                     487,500
                                                                                                               ---------------------
                                                                                                                           1,205,730
                                                                                                               ---------------------

                    TOTAL CORPORATE BONDS (COST $50,084,846)                                                              44,034,708
                                                                                                               ---------------------

PREFERRED STOCK (1.2%)
       HEALTH CARE (1.2%)
                    Fresenius Medical Care Capital Trust Pfd.,  9.00%, 12/01/06                  600,000                     582,000
                                                                                                               ---------------------

                    TOTAL PREFERRED STOCK (COST $619,500)                                                                    582,000
                                                                                                               ---------------------

REPURCHASE AGREEMENT (5.2%)
                    Bank of New York Repurchase Agreement, 6.125%, 07/03/00
                   (dated 06/30/00; proceeds $2,473,862, collateralized by
                   $2,550,00 U.S. Treasury Notes, 5.875%, due 11/15/05,
                   valued at $2,524,500).                                                      2,472,600                   2,472,600
                                                                                                               ---------------------
                    TOTAL REPURCHASE AGREEMENT (COST $2,472,600)                                                           2,472,600
                                                                                                               ---------------------

TOTAL INVESTMENTS (COST $53,176,946) -- 98.0%                                                                             47,089,308
OTHER ASSETS IN EXCESS OF LIABILITIES 2.0%                                                                                   964,986
                                                                                                               ---------------------
TOTAL NET ASSETS -- 100.0%                                                                                              $ 48,054,294
                                                                                                               =====================

       ----------------------------------------------------------------------
+ Represents cost for federal income tax purposes and differs from value by net unrealized depreciation of securities as follows:

                    Gross unrealized appreciation                                      $         199,274
                    Gross unrealized depreciation                                             (6,286,912)
                                                                                       ------------------
                    Net unrealized depreciation                                        $      (6,087,638)
                                                                                       ==================

          Principal denominated in the following currency:

          (a)       French Franc

          (1) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

          (2)       Step-Up Bond.

          (3)       Zero Coupon Bond.

          (4)       Illiquid Security.

          (5)       Security in default.

   The accompanying notes are an integral part of the financial statements

                                      OFFIT
                        VIF - EMERGING MARKETS BOND FUND
--------------------------------------------------------------------------------

For the quarter ending June 30, 2000, the OFFIT VIF-Emerging Markets Bond Fund had a negative total return of 1.41%. Year-to-date through quarter end, the Fund had a positive total return of 4.31%. As of July 25, and following Mexico's recent presidential election, the Fund had a positive year-to-date total return in excess of 7%. As of June 30, 2000, the Fund had a 30-day SEC yield of 12.60% and a current yield of 11.76%. The average duration of the Fund was approximately 4.03 years and the net asset value per share was $8.35.

The Fund remains 100% invested in US dollar-denominated bonds -- 78% in corporate bonds, with the remainder in government bonds across the Emerging Markets. At quarter end, core country allocations were as follows: Brazil, 38%; Mexico, 37%; and Argentina, 22%. Cash and accrued interest represent the remaining 3%.

During the second quarter, the U.S. financial markets continued to be the principal driver of sentiment throughout the global capital markets. However, as we approached the end of the quarter, the market began to increasingly accept a soft landing for the U.S. economy as the most probable scenario. This implies that the U.S. financial markets are less likely to face a significant correction and has resulted in a reassertion of individual market fundamentals away from the U.S. and a willingness on the part of investors to once again embrace more risk.

The Fund will continue its strategy of focusing on US dollar-denominated corporate bonds with solid credit fundamentals within Latin America -- where we continue to identify the greatest risk-adjusted return opportunities. As a complement to this core strategy, we will continue to explore investment opportunities in other emerging markets outside the region where we recognize compelling value. Our investment philosophy remains one of capitalizing on improving credit fundamentals over a medium-term horizon.

Our continued unwillingness to speculate on countries with highly uncertain economic prospects led us to underperform the Lipper Emerging Markets Debt Fund Universe, which had a year-to-date return through June 30 of 6.45%. The top performing countries which boosted these returns for the market in June and their returns were: Ukraine +17%; Russia +12% (+50% year-to-date); Ecuador +8%; Bulgaria +7%; and Ivory Coast +7%. The average one-month return volatility for these countries, however, was 22% -- compared to the Fund's one-month return volatility of 8%. Russian bonds are back in favor, having gained 50% since the beginning of this year, and now trade only 225 basis points over comparable Brazilian sovereign bonds.

We reiterate that we do not follow an index strategy, but rather, we look for absolute risk-adjusted value in the countries that we believe have improving fundamentals and in businesses that have strong management and sound business franchises -- as we have throughout the market cycles of the last eight years.

At the close of the second quarter, the Mexican elections became the most important driver in our markets. Our latest commentary is posted on our Website, www.offitbank.com.

As always, should you have any questions regarding the Fund or our investment strategy, please do not hesitate to call.

Richard M. Johnston                                         Richard C. Madigan
July 25, 2000

                               OFFIT
                   VIF-EMERGING MARKETS BOND FUND
--------------------------------------------------------------------------------
           SCHEDULE OF PORTFOLIO INVESTMENTS (UNAUDITED)
                           JUNE 30, 2000

                                                                             SHARES OR
                                                                             PRINCIPAL                  MARKET
                                                                              AMOUNT                    VALUE
----------------------------------------------------------------------------------------------------------------------
CORPORATE BONDS (77.9%)
       BUILDING MATERIALS (5.4%)
          MEXICO (5.4%)
             Cemex, 9.66%, 11/29/49                                          $      250,000      $            244,375
             Internacional de Ceramica S.A., 9.75%, 08/01/02                        225,000                   186,750
                                                                                                 --------------------
                                                                                                              431,125
                                                                                                 --------------------
       CABLE (6.1%)
          ARGENTINA (6.1%)
             Cablevision S.A., 12.50%, 03/02/03                                     230,000                   212,750
             Cablevision S.A., 13.75%, 05/01/09                                     300,000                   273,000
                                                                                                 --------------------
                                                                                                              485,750
                                                                                                 --------------------
       FOOD (3.8%)
          ARGENTINA (3.8%)
             Mastellone Hermanos S.A., 11.75%, 04/01/08                             400,000                   300,000
                                                                                                 --------------------

       INDUSTRIAL (5.6%)
          MEXICO (5.6%)
             Sanluis Corp. S.A., 8.875%, 03/18/08                                   250,000                   227,500
             Vicap S.A., 11.375%, 05/15/07                                          250,000                   217,500
                                                                                                 --------------------
                                                                                                              445,000
                                                                                                 --------------------
       MEDIA (8.8%)
          BRAZIL (7.7%)
             Globo Communicacoes Participacoes, 10.50%, 12/20/06                    270,000                   231,862
             Globo Communicacoes Participacoes, 10.625%, 12/05/08                   100,000                    84,000
             RBS Participacoes S.A., 11.00%, 04/01/07                               360,000                   296,550
                                                                                                 --------------------
                                                                                                              612,412
                                                                                                 --------------------
          MEXICO (1.1%)
             TV Azteca S.A. de C.V., 10.125%, 02/15/04                              100,000                    92,250
                                                                                                 --------------------
                                                                                                              704,662
                                                                                                 --------------------
       OIL/GAS (6.3%)
          ARGENTINA (2.2%)
             Perez Companc S.A., 9.00%, 05/01/06                                    200,000                   175,250
                                                                                                 --------------------

          BRAZIL (4.1%)
             Cia Petrolifera Marlim, 13.125%, 12/17/04                              315,000                   326,025
                                                                                                 --------------------
                                                                                                              501,275
                                                                                                 --------------------
       PACKAGING (3.2%)
          MEXICO (3.2%)
             Grupo Industrial Durango, 12.00%, 07/15/01                             125,000                   126,250
             Grupo Industrial Durango, 12.625%, 08/01/03                            125,000                   125,312
                                                                                                 --------------------
                                                                                                              251,562
                                                                                                 --------------------
       PETROCHEMICALS (1.8%)
          BRAZIL (1.8%)
             OPP Petroquimica S.A., 11.00%, 10/29/04                                150,000                   145,688
                                                                                                 --------------------

   The accompanying notes are an integral part of the financial statements

                               OFFIT
                   VIF-EMERGING MARKETS BOND FUND
--------------------------------------------------------------------------------
      SCHEDULE OF PORTFOLIO INVESTMENTS (UNAUDITED)(CONTINUED)
                           JUNE 30, 2000

                                                                             SHARES OR
                                                                             PRINCIPAL                  MARKET
                                                                              AMOUNT                    VALUE
----------------------------------------------------------------------------------------------------------------------
CORPORATE BONDS (CONTINUED)
       RETAIL (10.3%)
          ARGENTINA (3.2%)
             Disco S.A., 9.875%, 05/15/08                                    $      300,000      $            252,750
                                                                                                 --------------------

          MEXICO (7.1%)
             Grupo Elektra S.A de C.V., 12.00%, 04/01/08                            625,000                   565,625
                                                                                                 --------------------
                                                                                                              818,375
                                                                                                 --------------------
       STEEL (9.9%)
          ARGENTINA (1.6%)
             Acindar, 11.25%, 02/15/04                                              200,000                   133,000
                                                                                                 --------------------

          BRAZIL (5.6%)
             CSN Iron S.A., 9.125%, 06/01/07                                        550,000                   444,125
                                                                                                 --------------------

          MEXICO (2.7%)
             Hylsa S.A. de C.V., 9.25%, 09/15/07                                    250,000                   212,500
                                                                                                 --------------------
                                                                                                              789,625
                                                                                                 --------------------
       TELECOMMUNICATIONS (13.7%)
          ARGENTINA (2.3%)
             Telefonica de Argentina, 9.125%, 05/07/08                              200,000                   186,000
                                                                                                 --------------------

          MEXICO (11.4%)
             Alestra S.A. de C.V., 12.625%, 05/15/09                                550,000                   497,063
             Innova, 12.875%, 04/01/07                                              450,000                   414,000
                                                                                                 --------------------
                                                                                                              911,063
                                                                                                 --------------------
                                                                                                            1,097,063
                                                                                                 --------------------
       UTILITIES (3.0%)
          BRAZIL (3.0%)
             SABESP, 10.00%, 07/28/05                                               275,000                   236,500
                                                                                                 --------------------
             TOTAL CORPORATE BONDS (COST $6,455,421)                                                        6,206,625
                                                                                                 --------------------

FOREIGN GOVERNMENTS (16.5%)
       SOVEREIGN DEBT (16.5%)
          ARGENTINA (1.8%)
             Republic of Argentina, 11.00%, 12/04/05                                150,000                   142,125
                                                                                                 --------------------

          BRAZIL (14.7%)
             Brazil Brady Capitalization Bond, 8.00%, 04/15/14                      240,125                   176,492
             Republic of Brazil, 11.625%, 04/15/04                                  750,000                   755,625
             Republic of Brazil, 12.75%, 01/15/20                                   250,000                   238,438
                                                                                                 --------------------
                                                                                                            1,170,555
                                                                                                 --------------------
             TOTAL FOREIGN GOVERNMENTS (COST $1,327,610)                                                    1,312,680
                                                                                                 --------------------

   The accompanying notes are an integral part of the financial statements

                               OFFIT
                   VIF-EMERGING MARKETS BOND FUND
--------------------------------------------------------------------------------
      SCHEDULE OF PORTFOLIO INVESTMENTS (UNAUDITED)(CONTINUED)
                           JUNE 30, 2000

                                                                             SHARES OR
                                                                             PRINCIPAL                  MARKET
                                                                              AMOUNT                    VALUE
----------------------------------------------------------------------------------------------------------------------
MONEY MARKET FUND (3.0%)
             Bank of New York Cash Reserve                                   $      243,936      $            243,936
                                                                                                 --------------------
             TOTAL MONEY MARKET FUND (COST $243,936)                                                          243,936
                                                                                                 --------------------

TOTAL INVESTMENTS (COST $8,026,967) (+) -- 97.4%                                                            7,763,241
OTHER ASSETS IN EXCESS OF LIABILITIES 2.6%                                                                    204,181
                                                                                                 --------------------
TOTAL NET ASSETS -- 100.0%                                                                       $          7,967,422
                                                                                                 ====================

             -----------------------------------------------------------
+ Represents cost for federal income tax purposes and differs from value by net unrealized depreciation of securities as follows:

                                    Gross unrealized appreciation       $           159,561
                                    Gross unrealized depreciation                  (423,287)
                                                                        --------------------
                                     Net unrealized depreciation        $          (263,726)
                                                                        ====================

             Country Diversification (as a percentage of Total Investments):

                                     Argentina                                       21.58%
                                     Brazil                                          37.81%
                                     Mexico                                          37.47%
                                     United States                                    3.14%
                                                                        -------------------
                                                                                    100.00%
                                                                        ===================

   The accompanying notes are an integral part of the financial statements

                                      OFFIT
                              DJG VALUE EQUITY FUND
--------------------------------------------------------------------------------

After a very strong year in 1999 when the DJG Value Equity Fund gained 23.4%, the first half of the current year has been disappointing. This is especially true considering that as the year began the Fund's holdings were selling, in our opinion, at very attractive valuations. In general, progress in the portfolio was inhibited by the "mini" bear market in cyclical, industrial and interest sensitive stocks as investor concerns intensified in the first half regarding the Federal Reserve's desire to slow the economy with its potentially adverse impact on corporate profits. Overall, the adverse investment background and the higher than normal volatility in a number of holdings resulted in an 11.8% decline in the Fund, for the first half of the year. In comparison, the S&P 500 was off by 0.5%, although ex-technology stocks, the index would have been down by 3%. The Russell Mid-Cap Value Index also declined.

During the last week of June there were substantial declines in the share prices of a few of the Fund's holdings, including Dial, Omnicare and Unysis, when they announced short-term earnings disappointments. During the last day of June, some extraordinary trading patterns developed in a number of our stocks, causing them to decline sharply in the last half-hour of trading. Since there was no fundamental adverse news whatsoever to account for this decline, we believe it was due solely to technical factors. As a result, the Fund's value declined 3.1% on June 30th. For the first two trading days in July, the Fund regained more than three quarters of June 30th's technical decline.

As we enter the second half of the year, we believe that the Fund is chock full of value. In many of the holdings, improving operations have combined with lower stock prices to further widen the price-value gap and create even more attractive risk-reward profiles. Generally, the growing price-value gap in many industrial companies has resulted in heightened merger and acquisition activity, and the Fund benefited from this trend. During the second quarter, bids were made for Shared Medical Systems, Policy Management Systems and Hussman, all at substantial premiums to market prices. We think that this activity will continue during the second half of 2000.

During the first six months, some of the Fund's larger positions, namely Aetna, Foundation Health, Footstar, Hussman, and Shared Medical Systems fared very well in the half due mainly to special situation developments. In addition, at the present time, six major investment positions are actively studying restructuring, reengineering or buy-out proposals, which if effected would result in substantial appreciation from current prices. These companies are:
Aetna, Comdisco, Dime, Finova, Navistar and Ryder. Based upon our continuing discussions with each company's management, we believe that there is a high probability that some action will be taken in each situation to enhance shareholder value by year-end. In sharp contrast to the prospect of these value enhancing moves, Navistar, Ryder and Finova were off about 20% or more during the second quarter as the market has worried about their earning power in a slowing economy. In addition, during the quarter Comdisco declined by about 40% from its substantial run-up earlier in the year as investors became disappointed in management's slowness in capitalizing on two of their e-commerce subsidiaries: Prism and Ventures. With these companies' basic businesses showing consistent growth, we have used this period of weakness to add to these positions.

Our investment strategy going forward is to be patient with those portfolio companies that are adding economic value to their businesses, despite the malaise in their stock prices. Further, the decline in the "old economy" stocks during the quarter has opened up new investment opportunities for us. Consequently, during the quarter we have added five new ideas to the Fund. These are: Coca-Cola Enterprises, Eastman Kodak, Georgia Pacific, TJX Companies and Unisys.

                                      OFFIT
                              DJG VALUE EQUITY FUND
--------------------------------------------------------------------------------

In sum, we continue to believe that value stocks, especially those that are event driven, offer substantial appreciation potential. However, we remain concerned about the investment background, particularly the over-speculation in technology stocks and the market's growing narrowness. As a result, we see a choppy market environment ahead. Barring an extended decline in the market as the balance of the year unfolds, we expect that some of the extraordinary value latent in Fund's holdings should surface. Accordingly, we expect to see much improved investment returns for the full year.


Erwin A. Zeuschner
Portfolio Manager and
Principal of David J. Greene and Company, LLC

July 25, 2000

                               OFFIT
                       DJG VALUE EQUITY FUND
--------------------------------------------------------------------------------
            SCHEDULE OF PORTFOLIO INVESTMENTS (UNAUDITED)
                           JUNE 30, 2000

                                                                                 SHARES OR
                                                                                 PRINCIPAL          MARKET
                                                                                  AMOUNT            VALUE
-----------------------------------------------------------------------------------------------------------------
COMMON STOCKS (88.5%)
      AGRICULTURE (2.3%)
            IMC Global, Inc.                                                           7,950        $     103,350
                                                                                                    -------------

      AUTOMOTIVE (2.6%)
            General Motors Corp.                                                       2,000              116,125
                                                                                                    -------------

      BEVERAGES (4.0%)
            Coca-Cola Enterprises Inc.                                                 5,000               81,562
            Whitman Corp.                                                              8,000               99,000
                                                                                                    -------------
                                                                                                          180,562
                                                                                                    -------------

      BUSINESS EQUIPTMENT & SERVICES (0.4%)
            Lanier Worldwide, Inc.                                                    20,000               20,000
                                                                                                    -------------

      COMPUTER EQUIPMENT (1.9%)
            Quantum Corporation-DLT & Storage Systems*                                 9,000               87,187
                                                                                                    -------------

      CONSULTING (2.9%)
            Comdisco, Inc.                                                             6,000              133,875
                                                                                                    -------------

      ELECTRONICS (4.6%)
            Galileo International, Inc.                                               10,000              208,750
                                                                                                    -------------

      FINANCIAL SERVICES (13.3%)
            Dime Bancorp, Inc.                                                        12,000              189,000
            The FINOVA Group, Inc.                                                    10,000              130,000
            Lincoln National Corp.                                                     3,500              126,437
            Pittston Brink's Group                                                    11,500              157,406
                                                                                                    -------------
                                                                                                          602,843
                                                                                                    -------------

      HEALTH CARE (5.4%)
            HEALTHSOUTH Corp.*                                                        22,500              161,719
            McKesson HBOC, Inc                                                         4,000               83,750
                                                                                                    -------------
                                                                                                          245,469
                                                                                                    -------------

      HOTELS & GAMING (0.8%)
            International Game Technology, Inc.*                                       1,383               36,649
                                                                                                    -------------

   The accompanying notes are an integral part of the financial statements

                               OFFIT
                       DJG VALUE EQUITY FUND
--------------------------------------------------------------------------------
     SCHEDULE OF PORTFOLIO INVESTMENTS (UNAUDITED) (CONTINUED)
                           JUNE 30, 2000

                                                                                 SHARES OR
                                                                                 PRINCIPAL          MARKET
                                                                                  AMOUNT            VALUE
-----------------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
      INSURANCE (3.5%)
            Aetna Inc.                                                                 2,500        $     160,469
                                                                                                    -------------

      MANUFACTURING (9.5%)
            Calgon Carbon Corp.                                                        5,000               38,750
            Cytec Industries, Inc. *                                                   2,500               61,719
            The Dial Corp.                                                             7,000               72,625
            Navistar International Corp.                                               5,500              170,844
            Wabtec Corp.                                                               9,000               89,437
                                                                                                    -------------
                                                                                                          433,375
                                                                                                    -------------

      MEDICAL EQUIPMENT AND SUPPLIES (4.3%)
            Omnicare, Inc.                                                            15,000              135,938
            Varian Medical Systems, Inc.                                               1,500               58,687
                                                                                                    -------------
                                                                                                          194,625
                                                                                                    -------------
      MEDICAL HOSPITAL SERVICES (0.9%)
            Foundation Health Systems, Inc. - Class A*                                 3,000               39,000
                                                                                                    -------------

      OFFICE SUPPLIES (0.7%)
            Wallace Computer Services, Inc.                                            3,000               29,625
                                                                                                    -------------

      PACKAGING & CONTAINERS (2.8%)
            Pactiv Corp.*                                                             16,000              126,000
                                                                                                    -------------

      PAPER PRODUCTS (2.3%)
            Georgia - Pacific Corp.                                                    4,000              105,000
                                                                                                    -------------

      PHOTOGRAPHIC EQUIPMENT & SUPPLIES (2.6%)
            Eastman Kodak Co.                                                          2,000              119,000
                                                                                                    -------------

      RETAIL (8.4%)
            Footstar, Inc.*                                                            6,500              221,813
            HomeBase, Inc.*                                                            5,800                9,063
            TJX Companies, Inc.                                                        8,000              150,000
                                                                                                    -------------
                                                                                                          380,876
                                                                                                    -------------

   The accompanying notes are an integral part of the financial statements

                                      OFFIT
                              DJG VALUE EQUITY FUND
--------------------------------------------------------------------------------
            SCHEDULE OF PORTFOLIO INVESTMENTS (UNAUDITED) (CONTINUED)
                                  JUNE 30, 2000

                                                                                     SHARES OR
                                                                                     PRINCIPAL                 MARKET
                                                                                       AMOUNT                  VALUE
--------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
  TECHNOLOGY (2.2%)
      Unisys Corp.*                                                                      7,000          $          101,938
                                                                                                        ------------------
  TELECOMMUNICATIONS (6.6%)
      Telephone & Data Systems, Inc.                                                     2,000                     200,500
      Verizon Communications                                                             2,000                     101,625
                                                                                                        ------------------
                                                                                                                   302,125
                                                                                                        ------------------
  TRANSPORTATION (6.5%)
      GATX Corp.                                                                         4,000                     136,000
      Ryder System, Inc.                                                                 8,500                     160,969
                                                                                                        ------------------
                                                                                                                   296,969
                                                                                                        ------------------
      TOTAL COMMON STOCKS (COST $4,529,954)                                                                      4,023,812
                                                                                                        ------------------
RIGHTS/WARRANTS (0.0%)
  AGRICULTURE (0.0%)
      IMC Global Inc., 12/22/00                                                            500                           8
                                                                                                        ------------------

      TOTAL RIGHTS/WARRANTS (COST $0)                                                                                    8
                                                                                                        ------------------
MONEY MARKET FUND (11.6%)
      Bank of New York Cash Reserve                                                 $  525,637                     525,637
                                                                                                        ------------------
      TOTAL MONEY MARKET FUND (COST $525,637)                                                                      525,637
                                                                                                        ------------------



TOTAL INVESTMENTS (COST $5,055,591) (+) 100.1%                                                                   4,549,457
                                                                                                        ------------------
LIABILITIES IN EXCESS OF OTHER ASSETS (0.1%)                                                                        (3,168)
                                                                                                        ------------------
TOTAL NET ASSETS -- 100.0%                                                                              $        4,546,289
                                                                                                        ------------------
                                                                                                        ------------------

                      -------------------------------------



+ Represents cost for federal income tax purposes and differs from value by net unrealized depreciation of securities as follows:

               Gross unrealized appreciation                      $   355,551
               Gross unrealized depreciation                         (861,685)
                                                                   -----------
               Net unrealized depreciation                        $  (506,134)
                                                                   -----------
                                                                   -----------


           *   Denotes non-income producing security.



    The accompanying notes are an integral part of the financial statements

                                      OFFIT
                            VIF - U.S. SMALL CAP FUND
--------------------------------------------------------------------------------

For the second quarter U.S. small capitalization stocks, as represented by the Russell 2000 Index, were down 3.8% as compared to large capitalization stocks, as measured by the S&P 500 Index, which were down 2.9% for the same period. All broad market indexes declined during the period, with the exception of the S&P 600 Small Cap Index, which was up 80 basis points.

The OFFIT VIF-U.S. Small Cap Fund declined 7.3%, net of fees and expenses, for the quarter. Although somewhat disappointing for the quarter, the Fund continues to outperform its benchmark for the year to date, returning 11.5% for the six months versus a return of 3.0% for the Russell 2000 Index.

Although the Fund's overall performance was disappointing, there were a few bright spots that should be noted. After a particularly rough time for healthcare stocks in the portfolio last year, it appears that our patience is being rewarded. ADAC Labs appears to have turned the corner and once again sales and earnings are showing strong growth. ADAC is up 60% for the quarter and 124% for the year. Sunrise Assisted Living, another disappointment from last year, has also begun to turn its operations around. The stock has returned 17% for the quarter and 34% year-to-date. Overall, stock selection within the healthcare sector contributed positively to the Fund's performance. Utility stocks, after a particularly strong first quarter, topped the list of worst performing sectors this quarter. Both our overweighted position, as well as stock selection, contributed negatively to the Fund's performance for the period. Two of the Fund's best performing stocks in 1999, Echostar and Primus Telecommunications, were two of the biggest disappointments in the quarter, losing 48% and 24%, respectively. As always, the performance in the technology sector was mixed. Mentor Graphics rebounded from the Y2K malaise that struck most software stocks in 1999 and was up 51% for the quarter. Concerns about where we are in the semiconductor cycle drove Amkor Technology down 42% for the quarter. Stock selection within the sector did help but overall the performance of the Fund was negatively impacted. As of June 30, 2000, technology and consumer stocks represented a little less than 50% of the total portfolio. One buyout was announced during the quarter: Buffets which is being taken private by its current management.

We added two new companies to the portfolio during the quarter: 1) FactSet Research Systems, a provider of online integrated database services providing financial information and analytics for investment managers/bankers and other financial professionals and 2) Cost Plus, a specialty retailer of casual home furnishings and entertaining products operating 103 stores primarily in the Western United States.

The year thus far can be summed up on one word ... volatile. After posting its best month ever in February (up 16.4%), the Russell 2000 Index declined 6% over the next three months, and then ended the second quarter with a return of nearly 9% in June. All in all, the Russell 2000 Index has been in positive territory only two months, thus far, this year. In the second quarter the Russell 2000 Growth Index fell 7.5% as compared to a gain of 1.3% for the Value Index. In June, growth rallied to return nearly 13% versus a 2.6% gain for the Value Index.

As we said in our year-end letter, we were slightly cautious going into the New Year and that view has not changed. We took the opportunity of the strength of the market in March, trimming some of our larger technology positions and taking some profits off the table. Although, in hindsight this was not enough to avoid the continued downslide experienced by the Fund in June and which has continued into July. The Fund continues to be overweighted in the technology sector as we still believe this where the greatest opportunities lie, particularly in small capitalization equities. We are trying to maintain our discipline of not paying up for stocks, or chasing those equities that run up, and being opportunistic buyers of those companies whose stocks we believe have been taken down excessively. While we have

                                      OFFIT
                            VIF - U.S. SMALL CAP FUND
--------------------------------------------------------------------------------

taken profits off the table, we have not rushed in to redeploy the resulting cash and presently have a 10% cash allocation. In spite of the difficult quarter and what is turning out to be a challenging summer, we continue to believe that over a long period of time, investors in small capitalization stocks will be rewarded for their patience.

Rockefeller & Co.
July 25, 2000

                                      OFFIT
                            VIF - U.S. SMALL CAP FUND
--------------------------------------------------------------------------------
                  SCHEDULE OF PORTFOLIO INVESTMENTS (UNAUDITED)
                                  JUNE 30, 2000

                                                                                     SHARES OR
                                                                                     PRINCIPAL                 MARKET
                                                                                       AMOUNT                  VALUE
--------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS (92.1%)
       AUTOMOBILE PARTS  (1.3%)
             Exide Corp.                                                                 4,940          $           39,520
                                                                                                        ------------------

       BANKING (3.9%)
             Alaska Pacific Bancshares, Inc.                                             4,750                      46,906
             Cohoes Bancorp, Inc.                                                        1,800                      24,750
             PBOC Holdings, Inc.*                                                        3,000                      25,500
             Virginia Capital Bancshares, Inc.                                           1,500                      22,875
                                                                                                        ------------------
                                                                                                                   120,031
                                                                                                        ------------------

       BUILDING/CONSTRUCTION (1.2%)
             Dal-Tile International, Inc.*                                               4,365                      37,102
                                                                                                        ------------------

       COMMERCIAL SERVICES (9.6%)
             F.Y.I., Inc.*                                                               2,750                      92,641
             Iron Mountain, Inc.*                                                        2,055                      67,430
             On Assignment, Inc.*                                                        4,460                     136,030
                                                                                                        ------------------
                                                                                                                   296,101
                                                                                                        ------------------



       COMPUTERS (13.5%)
             Computer Associates International, Inc.                                     1,262                      64,599
             Computer Task Group, Inc.                                                   3,780                      19,136
             eXcelon Corporation*                                                        6,220                      49,371
             Kronos, Inc.*                                                               2,277                      59,202
             SAGA SYSTEMS, Inc.*                                                         4,250                      52,859
             Sykes Enterprises, Inc.*                                                    5,100                      65,662
             Wind River Systems *                                                        2,787                     105,558
                                                                                                        ------------------
                                                                                                                   416,387
                                                                                                        ------------------

       DATA PROCESSING (7.8%)
             FactSet Research Systems, Inc.                                              3,390                      97,462
             Information Resources, Inc.*                                                3,320                      13,072
             Network Appliance, Inc.*                                                    1,620                     130,410
                                                                                                        ------------------
                                                                                                                   240,944
                                                                                                        ------------------

       ELECTRICAL EQUIPMENT (2.1%)
             WESCO International, Inc.*                                                  6,562                      62,749
                                                                                                        ------------------


    The accompanying notes are an integral part of the financial statements

                                      OFFIT
                            VIF - U.S. SMALL CAP FUND
--------------------------------------------------------------------------------
            SCHEDULE OF PORTFOLIO INVESTMENTS (UNAUDITED) (CONTINUED)
                                  JUNE 30, 2000

                                                                                     SHARES OR
                                                                                     PRINCIPAL                 MARKET
                                                                                       AMOUNT                  VALUE
--------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
       ELECTRONICS (12.3%)
             Amkor Technology, Inc.*                                                     2,400          $           84,750
             Littelfuse, Inc. *                                                          2,250                     110,250
             Mentor Graphics Corp.*                                                      4,580                      91,027
             Microsemi Corp.*                                                            2,740                      92,989
                                                                                                        ------------------
                                                                                                                   379,016
                                                                                                        ------------------

       FINANCIAL SERVICES (5.8%)
             Bay View Capital Corp.                                                      1,237                      12,138
             DVI, Inc.*                                                                  3,620                      57,920
             Financial Federal Corp.*                                                    1,902                      33,047
             The BISYS Group, Inc.*                                                        950                      58,425
             Warwick Community Bancorp, Inc.                                             1,400                      16,625
                                                                                                        ------------------
                                                                                                                   178,155
                                                                                                        ------------------

       HEALTH SERVICES/HEALTHCARE (10.7%)
             ADAC Laboratories                                                           4,760                     114,240
             Healthcare Services Group, Inc.                                             2,825                      12,713
             MedQuist, Inc. *                                                            3,000                     102,000
             Sunrise Assisted Living, Inc.*                                              5,380                      99,530
                                                                                                        ------------------
                                                                                                                   328,483
                                                                                                        ------------------

       HOME FURNISHINGS (1.8%)
             Applica Inc.                                                                4,850                      54,866
             Cost Plus, Inc. *                                                              30                         861
                                                                                                        ------------------
                                                                                                                    55,727
                                                                                                        ------------------

       MEDICAL EQUIPMENT AND SUPPLIES (1.9%)
             ResMed, Inc.*                                                               1,860                      49,755
             Trex Medical Corp.*                                                         3,430                       6,860
                                                                                                        ------------------
                                                                                                                    56,615
                                                                                                        ------------------

       OIL & GAS EXPLORATION (5.6%)
             Newpark Resources, Inc.*                                                    7,890                      74,462
             Range Resources Corp.*                                                      5,610                      17,531
             Rio Alto Exploration Ltd.*                                                  4,300 (a)                  78,648
                                                                                                        ------------------
                                                                                                                   170,641
                                                                                                        ------------------

       RETAIL (1.6%)
             Buffets, Inc.*                                                              3,920                      49,735
                                                                                                        ------------------


    The accompanying notes are an integral part of the financial statements

                                      OFFIT
                            VIF - U.S. SMALL CAP FUND
--------------------------------------------------------------------------------
            SCHEDULE OF PORTFOLIO INVESTMENTS (UNAUDITED) (CONTINUED)
                                  JUNE 30, 2000

                                                                                     SHARES OR
                                                                                     PRINCIPAL                 MARKET
                                                                                       AMOUNT                  VALUE
------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
       SERVICES - ADVERTISING (2.4%)
             Getty Images, Inc.*                                                         2,000                  $ 74,125
                                                                                                        ----------------

       TECHNOLOGY (4.4%)
             Artesyn Technologies, Inc.*                                                 3,900                   108,469
             Telescan, Inc.*                                                             3,700                    27,056
                                                                                                        ----------------
                                                                                                                 135,525
                                                                                                        ----------------

       TELECOMMUNICATIONS (6.2%)
             EchoStar Communications Corp.- Class A*                                     2,400                    79,463
             Primus Telecommunications Group, Inc.*                                      2,723                    67,735
             RSL Communications, Ltd.- Class A*                                          3,840                    43,920
                                                                                                        ----------------
                                                                                                                 191,118
                                                                                                        ----------------

             TOTAL COMMON STOCKS (COST $2,287,793)                                                             2,831,974
                                                                                                        ----------------

MONEY MARKET FUND (8.2%)
             Bank of New York Cash Reserve                                          $  250,454                   250,454
                                                                                                        ----------------
             TOTAL MONEY MARKET FUND (COST $250,454)                                                             250,454
                                                                                                        ----------------


TOTAL INVESTMENTS (COST $2,538,247) (+) 100.3%                                                                 3,082,428
LIABILITIES IN EXCESS OF OTHER ASSETS (0.3%)                                                                      (7,863)
                                                                                                        ----------------
TOTAL NET ASSETS -- 100.0%                                                                              $      3,074,565
                                                                                                        ----------------
                                                                                                        ----------------

             --------------------------------------------------------

+ Represents cost for federal income tax purposes and differs from value by net unrealized depreciation of securities as follows:

               Gross unrealized appreciation                      $   860,678
               Gross unrealized depreciation                         (316,497)
                                                                   -----------
               Net unrealized depreciation                        $  (544,181)
                                                                   -----------
                                                                   -----------

           Principal denominated in the following currency:

           (a) Canadian Dollar

           *   Denotes non-income producing security.



    The accompanying notes are an integral part of the financial statements

                                      OFFIT
                             VIF - TOTAL RETURN FUND
--------------------------------------------------------------------------------

The total return of the VIF-Total Return Fund was 2.71% in the first half of 2000. This compares with a return of 3.99% for the Lehman Aggregate Bond Index. As of June 30, 2000 the Fund's net asset value was $9.84 and the 30-day SEC yield was 6.13%. The investments in the Fund are 37% U.S. Treasurys, 18% U.S. Agency securities, 11% Mortgage pass-thrus, 5.3% Investment-grade Corporates, 21% OFFIT High Yield Fund and 3% OFFIT Emerging Markets Bond Fund. The average maturity is 9.18 years with a 5.06 year effective duration. The benchmark maturity is 8.79 years with a 4.91 year effective duration.

We have maintained a duration longer than the benchmark throughout the first half of this year. This expectation that interest rates would move lower reflects the view that the inverted Treasury yield curve (yields are lower as maturity lengthens) would slow the economy. Earlier this year, many felt that the inverted curve was much more a statement of diminished Treasury supply than market expectation of future growth. While there is some credence to this argument, it fails to hold when the inversion includes the 2 to 5 year part of the curve.

What makes the curve inversion such a compelling argument for a slower economy is that it links to the economy through its impact on credit extension. From the standpoint of interest arbitrage, as the Fed tightens and the curve inverts, banks and other lending institutions find margins squeezed. With less profit from lending and more predictable returns from short-term securities, lenders are more cautious when extending credit. The tie between the curve, bank lending, and the economy was clearly evident during the 1990-91 recession. During this time, the Fed was successfully able to induce bank lending by engineering a steeply positive curve - which was stimulating factor for several years. As with any Fed endeavor, the transmission of policy works first, and fastest, through its effect on investor psychology. Before the curve actually curtails lending, the curve signals expectations of a softer economy. This alone reduces the confidence of borrowers and lenders.

Throughout the second quarter, the yield curve inverted further and Treasury bond yields have trended lower. The inversion continued because the Federal Reserve maintained its expected resolve and tightened policy even as equity values weakened. More to the point, evidence of the inverted curve's impact on credit extension emerged. Indeed, the second quarter marked an important transition for the economy. Tighter monetary policy, in concert with the inverted yield curve, was finally able to decelerate growth towards a pace less likely to ignite inflationary pressures.

Based on recent economic data, however, it is not yet clear whether the spring slowdown is the onset of still slower growth or a brief pause in the expansion. The Federal Reserve kept to its policy bias in mid-May by raising the Federal funds rate 50 basis points to 6.5%. In late June, the Fed reaffirmed its bias to tighten, but in reaction to the mixed economic signals held off from another rate hike. From our perspective, the economy will continue to slow because the inverted curve has started the process of reducing the appetite for debt.

Within the fixed-income markets, intermediate maturity bonds have responded most favorably to the current environment. An inverted curve (yields are lower as maturity lengthens) is especially constructive for 5-to-7 year maturities because these yields reflect much of the perceived near-term inflation risk. As the negative curve slows the expansion of credit, the inflation premium is likewise reduced. By quarter end, short and intermediate interest rates were lower but the yield curve was still negative. This reflects an expectation for more subdued growth and a Fed that keeps the funds rate in the 6.5%-7.0% range, at least through year-end. Another aspect of the anticipatory nature of capital markets is that, through much of this year, there has been a tiering of credit in corporate bonds. Now that the expected credit problems

                                      OFFIT
                             VIF - TOTAL RETURN FUND
--------------------------------------------------------------------------------

are being realized, credit spreads are stabilizing and have even narrowed somewhat from the extraordinary levels reached in late May.

The high yield market benefited from the growing market consensus that credit risk has been adequately discounted, and finished the quarter on a strong note. Good investor inflow helped to generate improved returns in high yield, as investors recognized the overcompensation for potential default rates. At present, BB Corporates are yielding 430 basis points more than like maturity Treasurys, compared with 400 basis points at the end of the first quarter. Emerging markets in Latin America also firmed late in the second quarter as investors saw Argentina and Brazil weather this year's 100 basis point increase in the Federal funds rate and a volatile U.S. equity market. In the past, this U.S. market environment would have created outsized negative market volatility in Latin America. Another indication of progress was the presidential election in Mexico. The democratic result underscores the positive changes that have upgraded Mexican debt to investment grade status. The OFFIT Emerging Markets Bond Fund had a 30-day SEC yield of 13.95% on June 30, compared with 11.29% at the end of the first quarter.

Looking forward, the ongoing potential for more Fed tightening in combination with a sustained inversion of the yield curve will hold back credit creation and the equity market. This, in turn, will check any nascent inflation risk. It is a favorable environment for bonds, especially in the 5-to-7 year maturity range, whose yields reflect much of the perceived near-term inflation risk. Therefore, we maintain our view that interest rates will continue to trend lower. As such, the Fund will keep its modestly longer benchmark.

In light of Chairman Greenspan's recent testimony, there is a greater likelihood that the Fund will increase its holdings of non-Treasury debt. The mid-year policy outlook outlined by the Fed Chairman contained an important policy shift. While we believe the near-term potential for a rate hike is more balanced than the market seems to believe, Greenspan is more accepting of a higher rate of economic growth moving forward. It was generally accepted that he wanted to drive growth below 3% in order to create sufficient slack in the economy and, as a result, reduce inflationary pressure. It is now apparent that he believes the productivity gains are structural rather than cyclical and that 3.5%-4.0% real growth without raising unemployment will achieve the central bank goal. This environment, still favorable to bonds as economic momentum continues to slow, should also now reduce some of the scarcity bid in Treasurys and, in turn, make non-Treasury issues such as Agencies, corporates, high yield, and emerging market debt more attractive.

Steven Blitz
July 25, 2000

                                      OFFIT
                              VIF - TOTAL RETURN FUND
--------------------------------------------------------------------------------
                  SCHEDULE OF PORTFOLIO INVESTMENTS (UNAUDITED)
                                  JUNE 30, 2000

                                                                                     SHARES OR
                                                                                     PRINCIPAL                 MARKET
                                                                                       AMOUNT                  VALUE
------------------------------------------------------------------------------------------------------------------------
CORPORATE BONDS (5.4%)
     FINANCIAL SERVICES (2.8%)
           Associates Corp., 6.375%, 10/15/02                                       $   50,000          $         48,959
                                                                                                        ----------------

     TELECOMMUNICATIONS (2.6%)
           Deutsche Telekom International Finance, 8.00%, 06/15/10                      45,000                    45,364
                                                                                                        ----------------
           TOTAL CORPORATE BONDS (COST $94,225)                                                                   94,323
                                                                                                        ----------------

FEDERAL HOME LOAN MORTGAGE CORPORATION (13.7%)
           Federal Home Loan Mortgage Corp., 6.625%, 09/15/09                          170,000                   163,948
           Federal Home Loan Mortgage Corp., Gold Pool #E70611, 6.00%, 06/01/13         81,999                    77,719
                                                                                                        ----------------
           TOTAL FEDERAL HOME LOAN MORTGAGE CORPORATION (COST $244,241)                                          241,667
                                                                                                        ----------------

FEDERAL NATIONAL MORTGAGE ASSOCIATION (8.8%)
           Federal National Mortgage Assoc., 5.75%, 04/15/03                           160,000                   155,039
                                                                                                        ----------------
           TOTAL FEDERAL NATIONAL MORTGAGE ASSOCIATION (COST $154,900)                                           155,039
                                                                                                        ----------------

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (6.2%)
           Government National Mortgage Assoc., 8.00%, 01/15/30                         48,301                    48,814
           Government National Mortgage Assoc., Pool# 434295, 6.50%, 04/15/29           64,177                    60,908
                                                                                                        ----------------
           TOTAL GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (COST $109,344)                                        109,722
                                                                                                        ----------------

MUTUAL FUNDS  (23.4%)
           OFFIT VIF-Emerging Markets Bond Fund                                          6,071 (1)                50,691
           OFFIT VIF-High Yield Fund                                                    39,566 (1)               360,842
                                                                                                        ----------------
           TOTAL MUTUAL FUNDS (COST $456,945)                                                                    411,533
                                                                                                        ----------------

U.S. TREASURY NOTES (36.7%)
           Notes, 5.375%, 02/15/01                                                      65,000                    64,574
           Notes, 5.50%, 05/15/09                                                      170,000                   162,563
           Notes, 5.625%, 05/15/08                                                     270,000                   260,381
           Notes, 7.25%, 05/15/16                                                      145,000                   159,545
                                                                                                        ----------------
           TOTAL U.S. TREASURY NOTES (COST $631,169)                                                             647,063
                                                                                                        ----------------

    The accompanying notes are an integral part of the financial statements.

                                      OFFIT
                             VIF - TOTAL RETURN FUND
--------------------------------------------------------------------------------
            SCHEDULE OF PORTFOLIO INVESTMENTS (UNAUDITED) (CONTINUED)
                                  JUNE 30, 2000

                                                                                     SHARES OR
                                                                                     PRINCIPAL                 MARKET
                                                                                       AMOUNT                  VALUE
------------------------------------------------------------------------------------------------------------------------
     MONEY MARKET FUND (2.9%)
          Bank of New York Cash Reserve                                             $   51,980          $         51,980
                                                                                                        ----------------
          TOTAL MONEY MARKET FUND (COST $51,980)                                                                  51,980
                                                                                                        ----------------



     TOTAL INVESTMENTS (COST $1,742,804)(+) 97.1%                                                              1,711,327
     OTHERS ASSETS IN EXCESS OF LIABILITIES 2.9%                                                                  50,225
                                                                                                        ----------------
     TOTAL NET ASSETS --100.00%                                                                         $      1,761,555
                                                                                                        ----------------
                                                                                                        ----------------

+ Represents cost for federal income tax purposes and differs from value by net unrealized depreciation of securities as follows:

               Gross unrealized appreciation                      $    17,845
               Gross unrealized depreciation                          (49,322)
                                                                   -----------
               Net unrealized depreciation                        $   (31,477)
                                                                   -----------
                                                                   -----------

(1)           Represents an investment in an affiliate.


The accompanying notes are an integral part of the statements.

                                      OFFIT
                      VIF - U.S. GOVERNMENT SECURITIES FUND
--------------------------------------------------------------------------------

The total return of the VIF-U.S. Government Securities Fund was 3.72% in the first half of 2000. This compares with a return of 3.78% for the Merrill Lynch Five-Year Treasury Index. As of June 30, 2000 the Fund's net asset value was $10.31 and the 30-day SEC yield was 5.70%. The Fund holds a mix of commercial paper, U.S. Treasurys and U.S. Agency securities. The average maturity of the Fund is 5.35 years with a 4.27 year effective duration. The benchmark maturity is 4.87 years with a 4.08 year effective duration.

We have maintained a duration longer than the benchmark throughout the first half of this year. Our expectation that interest rates would move lower reflects the view that the inverted Treasury yield curve (yields are lower as maturity lengthens) would slow the economy. Earlier this year, many felt that the inverted curve was much more a statement of diminished Treasury supply than market expectation of future growth. While there is some credence to this argument, it fails to hold when the inversion includes the 2 to 5 year part of the curve.

What makes the curve inversion such a compelling argument for a slower economy is that it links to the economy through its impact on credit extension. From the standpoint of interest arbitrage, as the Fed tightens and the curve inverts, banks and other lending institutions find margins squeezed. With less profit from lending and more predictable returns from short-term securities, lenders are more cautious when extending credit. The tie between the curve, bank lending, and the economy was clearly evident during the 1990-91 recession. During this time, the Fed was successfully able to induce bank lending by engineering a steeply positive curve - which was stimulating factor for several years. As with any Fed endeavor, the transmission of policy works first, and fastest, through its effect on investor psychology. Before the curve actually curtails lending, the curve signals expectations of a softer economy. This alone reduces the confidence of borrowers and lenders.

Throughout the second quarter, the yield curve inverted further and Treasury bond yields have trended lower. The inversion continued because the Federal Reserve maintained its expected resolve and tightened policy even as equity values weakened. More to the point, evidence of the inverted curve's impact on credit extension emerged. Indeed, the second quarter marked an important transition for the economy. Tighter monetary policy, in concert with the inverted yield curve, was finally able to decelerate growth towards a pace less likely to ignite inflationary pressures.

Based on recent economic data, however, it is not yet clear whether the spring slowdown is the onset of still slower growth or a brief pause in the expansion. The Federal Reserve kept to its policy bias in mid-May by raising the Federal funds rate 50 basis points to 6.5%. In late June, the Fed reaffirmed its bias to tighten, but in reaction to the mixed economic signals held off from another rate hike. From our perspective, the economy will continue to slow because the inverted curve has started the process of reducing the appetite for debt.

Looking forward, the ongoing potential for more Fed tightening in combination with a sustained inversion of the yield curve will hold back credit creation and the equity market. This, in turn, will check any nascent inflation risk. It is a favorable environment for bonds, especially in the 5-to-7 year maturity range, whose yields reflect much of the perceived near-term inflation risk. Therefore, we maintain our view that interest rates will continue to trend lower. As such, the Fund will keep its modestly longer benchmark.

                                      OFFIT
                      VIF - U.S. GOVERNMENT SECURITIES FUND
--------------------------------------------------------------------------------

contained an important policy shift. While we believe the near-term potential for a rate hike is more balanced than the market seems to believe, Greenspan is more accepting of a higher rate of economic growth moving forward. It was generally accepted that he wanted to drive growth below 3% in order to create sufficient slack in the economy and, as a result, reduce inflationary pressure. It is now apparent that he believes the productivity gains are structural rather than cyclical and that 3.5%-4.0% real growth without raising unemployment will achieve the central bank goal. This environment, still favorable to bonds as economic momentum continues to slow, should also now reduce some of the scarcity bid in Treasurys and, in turn, make non-Treasury issues such as Agencies more attractive.

Steven Blitz
July 25, 2000

                                      OFFIT
                      VIF - U.S. GOVERNMENT SECURITIES FUND
--------------------------------------------------------------------------------
                  SCHEDULE OF PORTFOLIO INVESTMENTS (UNAUDITED)
                                  JUNE 30, 2000

                                                                                 SHARES OR
                                                                                 PRINCIPAL               MARKET
                                                                                  AMOUNT                  VALUE
----------------------------------------------------------------------------------------------------------------------
AGENCY OBLIGATION (2.1%)
     FEDERAL AGENCY (2.1%)
           Tennessee Valley Authority, 5.375%, 11/13/08                     $          640,000      $         568,391
                                                                                                    ------------------
           TOTAL AGENCY OBLIGATION (COST $566,231)                                                            568,391
                                                                                                    ------------------

CORPORATE BONDS (6.2%)
     BANKING (3.6%)
           Asian Development Bank, 7.50%, 05/31/05                                   1,000,000              1,016,085
                                                                                                    ------------------

     FINANCIAL SERVICES (2.6%)
           General Electric Capital Corp., 7.00%, 03/01/02                             720,000                717,860
                                                                                                    ------------------
           TOTAL CORPORATE BONDS (COST $1,731,346)                                                          1,733,945
                                                                                                    ------------------

FEDERAL HOME LOAN BANK (5.4%)
           Federal Home Loan Bank, 7.25%, 05/13/05                                   1,500,000              1,513,187
                                                                                                    ------------------
           TOTAL FEDERAL HOME LOAN BANK (COST $1,506,204)                                                   1,513,187
                                                                                                    ------------------

FEDERAL HOME LOAN MORTGAGE CORPORATION (15.2%)
           Federal Home Loan Mortgage Corp., 5.75%, 04/15/08                         1,660,000              1,522,064
           Federal Home Loan Mortgage Corp., 5.75%, 03/15/09                         3,000,000              2,723,838
                                                                                                    ------------------
           TOTAL FEDERAL HOME LOAN MORTGAGE CORPORATION (COST $4,233,648)                                   4,245,902
                                                                                                    ------------------

FEDERAL NATIONAL MORTGAGE ASSOCIATION (8.6%)
           Federal National Mortgage Assoc., 7.125%, 02/15/05                        2,400,000              2,408,314
                                                                                                    ------------------
           TOTAL FEDERAL NATIONAL MORTGAGE ASSOCIATION (COST $2,397,542)                                    2,408,314
                                                                                                    ------------------

U.S. TREASURY NOTES (54.2%)
           Inflation Indexed Notes, 3.875%, 01/15/09                                 1,200,000              1,234,332
           Notes, 5.625%, 05/15/08                                                   4,610,000              4,445,769
           Notes, 6.75%, 05/15/05                                                    9,245,000              9,461,684
                                                                                                    ------------------
           TOTAL U.S. TREASURY NOTES (COST $14,907,548)                                                    15,141,785
                                                                                                    ------------------

COMMERCIAL PAPER (7.2%)
           Consolidated Edison Inc., 6.88%, 07/03/00                                 2,000,000              1,999,235
                                                                                                    ------------------
           TOTAL COMMERCIAL PAPER (COST $1,999,235)                                                         1,999,235
                                                                                                    ------------------

    The accompanying notes are an integral part of the financial statements.

                                      OFFIT
                      VIF - U.S. GOVERNMENT SECURITIES FUND
--------------------------------------------------------------------------------
            SCHEDULE OF PORTFOLIO INVESTMENTS (UNAUDITED) (CONTINUED)
                                  JUNE 30, 2000

                                                                                 SHARES OR
                                                                                 PRINCIPAL               MARKET
                                                                                  AMOUNT                  VALUE
----------------------------------------------------------------------------------------------------------------------
MONEY MARKET FUND (0.2%)
           Bank of New York Cash Reserve                                    $           61,694      $          61,694
                                                                                                    ------------------
           TOTAL MONEY MARKET FUND (COST $61,694)                                                              61,694
                                                                                                    ------------------

TOTAL INVESTMENTS (COST $27,403,448)(+) -- 99.1%                                                           27,672,453
OTHER ASSETS IN EXCESS OF LIABILITIES 0.9%                                                                    263,355
                                                                                                    ------------------
TOTAL NET ASSETS -- 100.0%                                                                          $      27,935,808
                                                                                                    ==================

             -------------------------------------------------------


+ Represents cost for federal income tax purposes and differs from value by net unrealized appreciation of securities as follows:

                 Gross unrealized appreciation           $           270,515
                 Gross unrealized depreciation                        (1,510)
                                                           ==================
                 Net unrealized appreciation             $           269,005
                                                           ==================

    The accompanying notes are an integral part of the financial statements.

THE OFFIT VARIABLE INSURANCE FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES (UNAUDITED)
JUNE 30, 2000
--------------------------------------------------------------------------------

                                                                                VIF-                 VIF-                 DJG
                                                                                HIGH           EMERGING MARKETS          VALUE
                                                                             YIELD FUND            BOND FUND          EQUITY FUND
                                                                          ----------------     ----------------     ---------------
ASSETS:
Investments, at market value (1)........................................   $   47,089,308       $    7,763,241       $   4,549,457
Interest and dividends receivable ......................................          954,840              206,457               6,090
Receivable for investment securities sold  .............................          117,000                    -                   -
Receivable for capital share sold ......................................            3,760                    -                   -
Deferred organization expenses..........................................           10,289               16,039               3,131
Prepaid expenses and other assets.......................................            3,580                  609                 319
                                                                          ----------------     ----------------     ---------------
          Total Assets..................................................       48,178,777            7,986,346           4,558,997
                                                                          ----------------     ----------------     ---------------

LIABILITIES:
Investment advisory fees payable........................................           27,518                5,648               3,174
Professional fees payable...............................................           37,847                7,923               5,451
Custody fees............................................................            3,425                  982                 119
Administration fees payable.............................................            3,709                    -                   -
Transfer agent fees payable.............................................            3,152                2,968               3,057
Fund accounting fees payable............................................            1,250                    -                   -
Unrealized depreciation on open forward currency contracts (Note 2).....           33,312                    -                   -
Other payables and accrued expenses.....................................           14,270                1,403                 907
                                                                          ----------------     ----------------     ---------------
       Total Liabilities................................................          124,483               18,924              12,708
                                                                          ----------------     ----------------     ---------------
NET ASSETS..............................................................   $   48,054,294       $    7,967,422       $   4,546,289
                                                                          ================     ================     ===============

NET ASSETS CONSIST OF:
   Shares of capital stock, $0.001 par value per share..................   $        5,270       $          954       $         361
   Additional paid-in capital...........................................       55,000,790            9,377,643           4,471,828
   Accumulated undistributed net investment income......................          149,810                9,780              27,052
   Accumulated undistributed net realized gains (loss) on
        investments and foreign currency transactions...................         (981,069)          (1,157,229)            553,182
   Net unrealized depreciation of investment
        and foreign currency transactions...............................       (6,120,507)            (263,726)           (506,134)
                                                                          ================     ================     ===============
NET ASSETS..............................................................   $   48,054,294       $    7,967,422       $   4,546,289
                                                                          ================     ================     ===============


SHARES OF CAPITAL STOCK OUTSTANDING.....................................        5,270,287              954,394             360,580
                                                                          ================     ================     ===============

NET ASSET VALUE (OFFERING AND REDEMPTION PRICE PER SHARE)...............   $         9.12       $         8.35       $       12.61
                                                                          ================     ================     ===============

(1) Investments at cost.................................................   $   53,176,946       $    8,026,967       $   5,055,591
                                                                          ================     ================     ===============

    The accompanying notes are an integral part of the financial statements.

THE OFFIT VARIABLE INSURANCE FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES (UNAUDITED) (CONTINUED)
JUNE 30, 2000
--------------------------------------------------------------------------------

                                                                         VIF-              VIF-                VIF- U.S.
                                                                      U.S. SMALL       TOTAL RETURN           GOVERNMENT
                                                                       CAP FUND            FUND             SECURITIES FUND
                                                                    --------------    ---------------    -------------------
ASSETS:
Investments, at market value (1).................................    $  3,082,428      $   1,711,327      $      27,672,453
Receivable from advisor..........................................               -              6,260                      -
Receivable for investment securities sold........................             157             45,610                      -
Interest and dividends receivable................................           1,191             17,003                314,097
Deferred organization expenses...................................           3,131             33,820                      -
Prepaid expenses and other assets................................             160                 31                  1,549
                                                                    --------------    ---------------    -------------------
     Total Assets................................................       3,087,067          1,814,051             27,988,099
                                                                    --------------    ---------------    -------------------

LIABILITIES:
Payable for investment securities redeemed.......................               -                  -                 12,902
Investment advisory fees payable.................................           2,498                  -                  6,508
Investment purchases payable.....................................               -             45,482                      -
Professional fees payable........................................           4,096              3,379                 22,817
Custody fees.....................................................           1,481                 23                    326
Administration fees payable......................................               -                  -                  2,163
Transfer agent fees payable......................................           3,293              3,117                  3,103
Other payables and accrued expenses..............................           1,134                495                  4,472
                                                                    --------------    ---------------    -------------------
        Total Liabilities........................................          12,502             52,496                 52,291
                                                                    --------------    ---------------    -------------------
NET ASSETS.......................................................    $  3,074,565      $   1,761,555      $      27,935,808
                                                                    ==============    ===============    ===================

NET ASSETS CONSIST OF:
   Shares of capital stock, $0.001 par value per share...........    $        160      $         179      $           2,709
   Additional paid-in capital....................................       1,975,641          1,737,810             26,940,240
   Accumulated undistributed net investment income (loss)........         (12,445)           115,495              1,369,230
   Accumulated undistributed net realized gains (loss) on
      investments and foreign currency transactions..............         567,028            (60,452)              (645,376)
   Net unrealized appreciation (depreciation) of investment
      and foreign currency transactions..........................         544,181            (31,477)               269,005
                                                                    --------------    ---------------    -------------------
NET ASSETS.......................................................    $  3,074,565      $   1,761,555      $      27,935,808
                                                                    ==============    ===============    ===================


SHARES OF CAPITAL STOCK OUTSTANDING..............................         160,349            179,109              2,708,557
                                                                    ==============    ===============    ===================

NET ASSET VALUE (OFFERING AND REDEMPTION PRICE PER SHARE)........    $      19.17      $        9.84      $           10.31
                                                                    ==============    ===============    ===================

(1) Investments at cost..........................................    $  2,538,247      $   1,742,804      $      27,403,448
                                                                    ==============    ===============    ===================

    The accompanying notes are an integral part of the financial statements.

THE OFFIT VARIABLE INSURANCE FUND, INC.
STATEMENT OF OPERATIONS (UNAUDITED)
FOR THE SIX MONTHS ENDED JUNE 30, 2000
--------------------------------------------------------------------------------

                                                                          VIF-                  DJG                      VIF-
                                                                         HIGH              EMERGING MARKETS             VALUE
                                                                     YIELD FUND              BOND FUND              EQUITY FUND
                                                                  ------------------      -----------------      -----------------
INVESTMENT INCOME:
Interest........................................................   $      2,238,714        $       492,469        $             -
Dividends.......................................................                  -                      -                 46,162
                                                                  ------------------      -----------------      -----------------
       Total investment income..................................          2,238,714                492,469                 46,162
                                                                  ------------------      -----------------      -----------------
EXPENSES:
Advisory .......................................................            198,209                 34,864                 19,098
Professional ...................................................             39,033                  6,669                  3,984
Administration  ................................................             29,148                  4,842                  2,984
Transfer agent .................................................              9,000                  9,000                  9,000
Fund accounting ................................................              7,500                  7,500                  7,500
Amortization of organization expenses...........................              6,833                  6,902                    879
Custody ........................................................              6,714                  1,527                    280
Trustees........................................................              5,163                    768                    431
Miscellaneous ..................................................             20,369                  1,642                  1,327
                                                                  ------------------      -----------------      -----------------
       Total expenses before waivers/reimbursements.............            321,969                 73,714                 45,483
       Less expenses waived/reimbursed..........................            (53,803)               (16,903)               (15,672)
                                                                  ------------------      -----------------      -----------------
             Net expenses.......................................            268,166                 56,811                 29,811
                                                                  ------------------      -----------------      -----------------
Net Investment Income...........................................          1,970,548                435,658                 16,351
                                                                  ------------------      -----------------      -----------------
REALIZED AND UNREALIZED GAINS (LOSS) ON INVESTMENTS:
    Net realized gains (loss) on investment transactions........           (913,626)                79,285                194,175
    Net realized loss on foreign currency transactions..........            (12,920)                     -                      -
    Net change in unrealized depreciation of investment
         transactions...........................................           (860,872)              (187,485)              (767,576)
    Net change in unrealized depreciation of foreign currency
         transactions...........................................            (97,591)                     -                      -
                                                                  ------------------      -----------------      -----------------
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS.................         (1,885,009)              (108,200)              (573,401)
                                                                  ------------------      -----------------      -----------------

INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS.....   $         85,539        $       327,458        $      (557,050)
                                                                  ==================      =================      =================

    The accompanying notes are an integral part of the financial statements.

THE OFFIT VARIABLE INSURANCE FUND, INC.
STATEMENT OF OPERATIONS (UNAUDITED) (CONTINUED)
FOR THE SIX MONTHS ENDED JUNE 30, 2000
--------------------------------------------------------------------------------

                                                                VIF-              VIF-             VIF- U.S.
                                                             U.S. SMALL       TOTAL RETURN        GOVERNMENT
                                                              CAP FUND            FUND          SECURITIES FUND
                                                          ---------------     --------------    -----------------
INVESTMENT INCOME:
Interest................................................   $           -       $     36,944      $       851,557
Dividends...............................................          10,055             17,724 *                  -
                                                          ---------------     --------------    -----------------
     Total Investment Income............................          10,055             54,668              851,557
                                                          ---------------     --------------    -----------------

EXPENSES:
Advisory................................................          15,000              6,325               46,081
Professional............................................           2,278              1,248               17,498
Administration..........................................           1,875                988               16,458
Transfer agent..........................................           9,000              9,000                9,000
Fund accounting.........................................           7,500              7,500                7,500
Amortization of organization expenses...................             879              5,627                    -
Custody.................................................           3,103                 35                1,491
Trustees................................................             225                138                2,231
Miscellaneous...........................................           1,685                846                4,263
                                                          ---------------     --------------    -----------------
     Total expenses before waivers/reimbursements.......          41,545             31,707              104,522
     Less expenses waived/reimbursed....................         (19,045)           (25,382)             (25,508)
                                                          ---------------     --------------    -----------------
        Net expenses....................................          22,500              6,325               79,014
                                                          ---------------     --------------    -----------------
Net Investment Income (loss)............................         (12,445)            48,343              772,543
                                                          ---------------     --------------    -----------------

REALIZED AND UNREALIZED GAINS (LOSS) ON INVESTMENTS:
   Net realized gains (loss) on investment transactions.         372,284            (33,248)            (488,077)
   Net change in unrealized appreciation of investment
      transactions......................................          14,686             34,817 *            773,536
                                                          ---------------     --------------    -----------------
NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS........         386,970              1,569              285,459
                                                          ---------------     --------------    -----------------

INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........   $     374,525       $     49,912      $     1,058,002
                                                          ===============     ==============    =================

* Includes interest income and unrealized loss of $17,724 and $(45,411), respectively from an investment in OFFIT VIF-High Yield Fund and OFFIT VIF-Emerging Markets Bond Fund, affiliated Funds.


    The accompanying notes are an integral part of the financial statements.

THE OFFIT VARIABLE INSURANCE FUND, INC.
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                                VIF - HIGH YIELD FUND
                                                                                  -------------------------------------------------
                                                                                    FOR THE SIX MONTHS
                                                                                          ENDED                   FOR THE YEAR
                                                                                      JUNE 30, 2000                   ENDED
                                                                                       (UNAUDITED)              DECEMBER 31, 1999
                                                                                  ----------------------     ----------------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
   Net investment income........................................................   $          1,970,548       $          3,851,446
   Net realized gains (loss) on investment and foreign currency transactions ...               (926,546)                   125,243
   Net change in unrealized depreciation of investments and
      foreign currency transactions.............................................               (958,463)                (4,190,324)
                                                                                  ----------------------     ----------------------
    Net increase (decrease) in net assets resulting from operations ............                 85,539                   (213,635)
                                                                                  ----------------------     ----------------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income........................................................             (1,970,548)                (3,851,446)
   Excess of net investment income..............................................                (15,302)                   (26,460)
   Net realized gains ..........................................................                      -                   (228,073)
                                                                                  ----------------------     ----------------------
      Total dividends and distributions to shareholders.........................             (1,985,850)                (4,105,979)
                                                                                  ----------------------     ----------------------
CAPITAL SHARE TRANSACTIONS:
   Proceeds from shares issued..................................................              2,522,392                  6,179,148
   Dividends reinvested.........................................................              1,985,850                  4,093,318
   Cost of shares redeemed......................................................             (2,753,788)                (2,106,815)
                                                                                  ----------------------     ----------------------
      Net increase in net assets from capital
         share transactions.....................................................              1,754,454                  8,165,651
                                                                                  ----------------------     ----------------------
TOTAL INCREASE (DECREASE) IN NET ASSETS.........................................               (145,857)                 3,846,037

NET ASSETS:
   Beginning of period..........................................................             48,200,151                 44,354,114
                                                                                  ----------------------     ----------------------

   End of period *..............................................................   $         48,054,294       $         48,200,151
                                                                                  ======================     ======================

  * (Including undistributed net investment income).............................   $            149,810       $            165,112

    The accompanying notes are an integral part of the financial statements.

THE OFFIT VARIABLE INSURANCE FUND, INC.
STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
--------------------------------------------------------------------------------

                                                                                VIF - EMERGING MARKETS BOND FUND
                                                                            ----------------------------------------
                                                                            FOR THE SIX MONTHS
                                                                                   ENDED             FOR THE YEAR
                                                                               JUNE 30, 2000             ENDED
                                                                                (UNAUDITED)        DECEMBER 31, 1999
                                                                            ------------------    ------------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
   Net investment income..................................................   $        435,658      $        735,540
   Net realized gains on investment transactions..........................             79,285               124,237
   Net change in unrealized appreciation (depreciation) of investment
       transactions.......................................................           (187,485)              554,180
                                                                            ------------------    ------------------
    Net increase in net assets resulting from operations..................            327,458             1,413,957
                                                                            ------------------    ------------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income..................................................           (435,658)             (735,540)
                                                                            ------------------    ------------------
      Total dividends and distributions to shareholders...................           (435,658)             (735,540)
                                                                            ------------------    ------------------
CAPITAL SHARE TRANSACTIONS:
   Proceeds from shares issued............................................            147,920               740,901
   Dividends reinvested...................................................            435,712               733,292
   Cost of shares redeemed................................................           (193,556)              (41,702)
                                                                            ------------------    ------------------
      Net increase in net assets from capital
         share transactions...............................................            390,076             1,432,491
                                                                            ------------------    ------------------
TOTAL INCREASE IN NET ASSETS..............................................            281,876             2,110,908

NET ASSETS:
   Beginning of period....................................................          7,685,546             5,574,638
                                                                            ------------------    ------------------

   End of period *........................................................   $      7,967,422      $      7,685,546
                                                                            ==================    ==================

  * (Including undistributed net investment income).......................   $          9,780      $          9,780

    The accompanying notes are an integral part of the financial statements.

THE OFFIT VARIABLE INSURANCE FUND, INC.
STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
--------------------------------------------------------------------------------

                                                                                       DJG VALUE EQUITY FUND
                                                                            ----------------------------------------
                                                                            FOR THE SIX MONTHS
                                                                                  ENDED              FOR THE YEAR
                                                                              JUNE 30, 2000              ENDED
                                                                               (UNAUDITED)         DECEMBER 31, 1999
                                                                            ------------------    ------------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
   Net investment income .................................................   $         16,351      $          8,831
   Net realized gains on investment transactions .........................            194,175               359,007
   Net change in unrealized appreciation (depreciation) of investment
       transactions.......................................................           (767,576)              163,169
                                                                            ------------------    ------------------
    Net increase (decrease) in net assets resulting from operations.......           (557,050)              531,007
                                                                            ------------------    ------------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income..................................................                  -                (5,649)
   Net realized gains ....................................................                  -              (110,871)
                                                                            ------------------    ------------------
      Total dividends and distributions to shareholders...................                  -              (116,520)
                                                                            ------------------    ------------------
CAPITAL SHARE TRANSACTIONS:
   Proceeds from shares issued............................................            788,904             1,682,025
   Dividends reinvested...................................................                  -               116,520
   Cost of shares redeemed................................................            (37,129)              (25,846)
                                                                            ------------------    ------------------
      Net increase in net assets from capital
         share transactions...............................................            751,775             1,772,699
                                                                            ------------------    ------------------

TOTAL INCREASE IN NET ASSETS..............................................            194,725             2,187,186

NET ASSETS:
   Beginning of period....................................................          4,351,564             2,164,378
                                                                            ------------------    ------------------

   End of period *........................................................   $      4,546,289      $      4,351,564
                                                                            ==================    ==================

  * (Including undistributed net investment income).......................   $         27,052      $         10,701

    The accompanying notes are an integral part of the financial statements.

THE OFFIT VARIABLE INSURANCE FUND, INC.
STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
--------------------------------------------------------------------------------

                                                                                    VIF - U.S. SMALL CAP FUND
                                                                            ----------------------------------------
                                                                            FOR THE SIX MONTHS
                                                                                   ENDED              FOR THE YEAR
                                                                               JUNE 30, 2000             ENDED
                                                                                (UNAUDITED)        DECEMBER 31, 1999
                                                                            ------------------    ------------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
   Net loss ..............................................................   $        (12,445)     $        (16,580)
   Net realized gains on investment transactions .........................            372,284               217,733
   Net change in unrealized appreciation of investment
       transactions ......................................................             14,686               470,593
                                                                            ------------------    ------------------
    Net increase in net assets resulting from operations .................            374,525               671,746
                                                                            ------------------    ------------------

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net realized gains ....................................................                  -               (29,037)
                                                                            ------------------    ------------------
      Total dividends and distributions to shareholders ..................                  -               (29,037)
                                                                            ------------------    ------------------

CAPITAL SHARE TRANSACTIONS:
   Proceeds from shares issued ...........................................            796,095                48,966
   Dividends reinvested ..................................................                  -                29,037
   Cost of shares redeemed ...............................................            (21,764)              (12,848)
                                                                            ------------------    ------------------
      Net increase in net assets from capital
         share transactions ..............................................            774,331                65,155
                                                                            ------------------    ------------------

TOTAL INCREASE IN NET ASSETS .............................................          1,148,856               707,864

NET ASSETS:
   Beginning of period ...................................................          1,925,709             1,217,845
                                                                            ------------------    ------------------

   End of period .........................................................   $      3,074,565      $      1,925,709
                                                                            ==================    ==================

    The accompanying notes are an integral part of the financial statements.

THE OFFIT VARIABLE INSURANCE FUND, INC.
STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
--------------------------------------------------------------------------------

                                                                                     VIF - TOTAL RETURN FUND
                                                                            ----------------------------------------
                                                                            FOR THE SIX MONTHS
                                                                                   ENDED              FOR THE YEAR
                                                                               JUNE 30, 2000             ENDED
                                                                                (UNAUDITED)        DECEMBER 31, 1999
                                                                            ------------------    ------------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
   Net investment income .................................................   $         48,343      $         58,598
   Net realized loss on investment transactions ..........................            (33,248)              (27,204)
   Net change in unrealized appreciation (depreciation)
    of investment transactions ...........................................             34,817               (57,058)
                                                                            ------------------    ------------------
    Net increase (decrease) in net assets resulting from operations ......             49,912               (25,664)
                                                                            ------------------    ------------------

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income .................................................                  -               (28,216)
   Net realized gains ....................................................                  -                (2,035)
                                                                            ------------------    ------------------
      Total dividends and distributions to shareholders ..................                  -               (30,251)

CAPITAL SHARE TRANSACTIONS:
   Proceeds from shares issued ...........................................            900,900             1,253,500
   Dividends Reinvested ..................................................                  -                30,251
   Cost of shares redeemed ...............................................             (6,841)           (1,411,140)
                                                                            ------------------    ------------------
      Net increase (decrease) in net assets from capital
         share transactions ..............................................            894,059              (127,389)
                                                                            ------------------    ------------------

TOTAL INCREASE (DECREASE) IN NET ASSETS ..................................            943,971              (183,304)

NET ASSETS:
   Beginning of period ...................................................            817,584             1,000,888
                                                                            ------------------    ------------------

   End of Period * .......................................................   $      1,761,555      $        817,584
                                                                            ==================    ==================

  * (Including undistributed net investment income) ......................   $        115,495      $         67,152

    The accompanying notes are an integral part of the financial statements.

THE OFFIT VARIABLE INSURANCE FUND, INC.
STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
--------------------------------------------------------------------------------

                                                                              VIF - U.S. GOVERNMENT SECURITIES FUND
                                                                            ----------------------------------------
                                                                            FOR THE SIX MONTHS      FOR THE PERIOD
                                                                                   ENDED            APRIL 1, 1999 *
                                                                               JUNE 30, 2000            THROUGH
                                                                                (UNAUDITED)        DECEMBER 31, 1999
                                                                            ------------------    ------------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
   Net investment income .................................................   $        772,543      $        596,687
   Net realized loss on investment transactions ..........................           (488,077)             (157,299)
   Net change in unrealized appreciation (depreciation)
    of investment transactions ...........................................            773,536              (504,531)
                                                                            ------------------    ------------------
    Net increase (decrease) in net assets resulting from operations ......          1,058,002               (65,143)
                                                                            ------------------    ------------------

CAPITAL SHARE TRANSACTIONS:
   Proceeds from shares issued ...........................................         10,112,961            17,553,952
   Dividends Reinvested ..................................................                  -                     -
   Cost of shares redeemed ...............................................           (567,446)             (156,518)
                                                                            ------------------    ------------------
      Net increase in net assets from capital
         share transactions ..............................................          9,545,515            17,397,434
                                                                            ------------------    ------------------

TOTAL INCREASE IN NET ASSETS .............................................         10,603,517            17,332,291

NET ASSETS:
   Beginning of period ...................................................         17,332,291                     -
                                                                            ------------------    ------------------

   End of Period ** ......................................................   $     27,935,808      $     17,332,291
                                                                            ==================    ==================

  ** (Including undistributed net investment income) .....................   $      1,369,230      $        596,687

* The OFFIT VIF-U.S. Government Securities Fund commenced operations on August 24, 1998. The last remaining shares outstanding were redeemed on September 25, 1998. The Fund recommenced operations on April 1, 1999.


    The accompanying notes are an integral part of the financial statements.

                    THE OFFIT VARIABLE INSURANCE FUND, INC.
                              FINANCIAL HIGHLIGHTS
                              VIF- HIGH YIELD FUND

                                               FOR THE SIX                                                         FOR THE PERIOD
                                              MONTHS ENDED      FOR THE YEAR       FOR THE NINE        FOR THE     APRIL 1, 1996*
                                              JUNE 30, 2000         ENDED          MONTHS ENDED      YEAR ENDED        THROUGH
                                               (UNAUDITED)   DECEMBER 31, 1999  DECEMBER 31, 1998  MARCH 31, 1998  MARCH 31, 1997
-----------------------------------------------------------  ---------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE, BEGINNING OF PERIOD            $    9.50        $   10.40          $   11.00         $   10.37       $   10.00(d)
                                                ---------        ---------          ---------         ---------       ---------

  Net investment income                              0.39             0.82               0.65              0.86            0.78
  Net realized and unrealized gains (loss)          (0.38)           (0.85)             (0.53)             0.63            0.37
                                                ---------        ---------          ---------         ---------       ---------
    Total income (loss) from investment
      operations                                     0.01            (0.03)              0.12              1.49            1.15
                                                ---------        ---------          ---------         ---------       ---------

LESS DIVIDENDS AND DISTRIBUTIONS FROM:
  Net investment income                             (0.39)           (0.82)             (0.65)            (0.86)          (0.78)
  Excess of net investment income                       -            (0.01)             (0.02)                -               -
  Net realized gains                                    -            (0.04)             (0.05)                -               -
                                                ---------        ---------          ---------         ---------       ---------
    Total dividends and distributions               (0.39)           (0.87)             (0.72)            (0.86)          (0.78)
                                                ---------        ---------          ---------         ---------       ---------

    Net change in net asset value per share         (0.38)           (0.90)             (0.60)             0.63            0.37
                                                ---------        ---------          ---------         ---------       ---------

NET ASSET VALUE, END OF PERIOD                  $    9.12        $    9.50            $ 10.40         $   11.00       $   10.37
                                                =========        =========          =========         =========       =========

TOTAL RETURN (a)                                     0.16%(b)        (0.29%)             1.15%(b)         14.84%          11.90%(b)

RATIOS/SUPPLEMENTAL DATA:
  Net assets at end of period (in thousands)    $  48,054        $  48,200           $ 44,354         $  31,675       $  25,114
Ratios to average net assets:
  Expenses**                                         1.15%(c)         1.15%              1.15%(c)          1.15%           1.15%(c)
  Net investment income                              8.45%(c)         8.24%              8.25%(c)          7.98%           7.45%(c)
PORTFOLIO TURNOVER RATE                                 7%              19%                14%               32%              4%

*   Commencement of operations.
** During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratio would have been higher.
(a) Total return is based on the change in net asset value during the period and assumes reinvestment of all dividends and distributions.
(b) Not annualized.
(c) Annualized.
(d) Initial offering price.


    The accompanying notes are an integral part of the financial statements.

                     THE OFFIT VARIABLE INSURANCE FUND, INC.
                        FINANCIAL HIGHLIGHTS (CONTINUED)
                        VIF - EMERGING MARKETS BOND FUND

                                               FOR THE SIX                                                         FOR THE PERIOD
                                              MONTHS ENDED      FOR THE YEAR       FOR THE NINE        FOR THE     AUGUST 28, 1996*
                                              JUNE 30, 2000         ENDED          MONTHS ENDED      YEAR ENDED        THROUGH
                                               (UNAUDITED)   DECEMBER 31, 1999  DECEMBER 31, 1998  MARCH 31, 1998  MARCH 31, 1997
-----------------------------------------------------------  ----------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE, BEGINNING OF PERIOD            $    8.46        $    7.60          $   10.55         $   10.30       $   10.00(d)
                                                ---------        ---------          ---------         ---------       ---------

  Net investment income                              0.47             0.94               0.66              0.86            0.48
  Net realized and unrealized gains (loss)          (0.11)            0.86              (2.79)             0.27            0.34
                                                ---------        ---------          ---------         ---------       ---------
    Total income (loss) from investment
      operations                                     0.36             1.80              (2.13)             1.13            0.82
                                                ---------        ---------          ---------         ---------       ---------
LESS DIVIDENDS AND DISTRIBUTIONS FROM:
  Net investment income                             (0.47)           (0.94)             (0.66)            (0.86)          (0.48)
  Excess of net investment income                       -                -              (0.07)            (0.02)              -
  Net realized gains                                    -                -              (0.09)                -           (0.04)
                                                ---------        ---------          ---------         ---------       ---------
    Total dividends and distributions               (0.47)           (0.94)             (0.82)            (0.88)          (0.52)
                                                ---------        ---------          ---------         ---------       ---------

    Net change in net asset value per share         (0.11)            0.86              (2.95)             0.25            0.30
                                                ---------        ---------          ---------         ---------       ---------

NET ASSET VALUE, END OF PERIOD                  $    8.35        $    8.46          $    7.60         $   10.55       $   10.30
                                                =========        =========          =========         =========       =========

TOTAL RETURN (a)                                     4.31%(b)        25.19%            (20.36%)(b)        11.26%           8.29%(b)

RATIOS/SUPPLEMENTAL DATA:
  Net assets at end of period (in thousands)    $   7,967        $   7,686          $   5,575         $   5,780       $   4,346

Ratios to average net assets:
  Expenses**                                         1.46%(c)         1.50%              1.50%(c)          1.50%           1.50%(c)
  Net investment income                             11.25%(c)        12.11%             10.38%(c)          8.27%           8.04%(c)

PORTFOLIO TURNOVER RATE                                23%              71%               100%               53%             96%

*   Commencement of operations.
** During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratio would have been higher.
(a) Total return is based on the change in net asset value during the period and assumes reinvestment of all dividends and distributions.
(b) Not annualized.
(c) Annualized.
(d) Initial offering price.


    The accompanying notes are an integral part of the financial statements.

                     THE OFFIT VARIABLE INSURANCE FUND, INC.
                        FINANCIAL HIGHLIGHTS (CONTINUED)
                              DJG VALUE EQUITY FUND

                                               FOR THE SIX                                          FOR THE PERIOD
                                              MONTHS ENDED      FOR THE YEAR       FOR THE NINE    APRIL 11, 1997*
                                              JUNE 30, 2000         ENDED          MONTHS ENDED        THROUGH
                                               (UNAUDITED)   DECEMBER 31, 1999  DECEMBER 31, 1998  MARCH 31, 1998
-----------------------------------------------------------  ------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE, BEGINNING OF PERIOD            $   14.30        $   11.91          $   14.94         $   10.00(d)
                                                ---------        ---------          ---------         ---------

  Net investment income                              0.04             0.02               0.05              0.02
  Net realized and unrealized gains (loss)          (1.73)            2.76              (2.16)             4.92
                                                ---------        ---------          ---------         ---------
    Total income (loss) from investment
      operations                                    (1.69)            2.78              (2.11)             4.94
                                                ---------        ---------          ---------         ---------

LESS DIVIDENDS AND DISTRIBUTIONS FROM:
  Net investment income                                 -            (0.02)             (0.03)                -
  Net realized gains                                    -            (0.37)             (0.89)                -
                                                ---------        ---------          ---------         ---------
    Total dividends and distributions                   -            (0.39)             (0.92)                -
                                                ---------        ---------          ---------         ---------

    Net change in net asset value per share         (1.69)            2.39              (3.03)             4.94
                                                ---------        ---------          ---------         ---------

NET ASSET VALUE, END OF PERIOD                  $   12.61        $   14.30          $   11.91         $   14.94
                                                =========        =========          =========         =========

TOTAL RETURN (a)                                   (11.82%)(b)       23.37%            (14.75%)(b)        49.40%(b)

RATIOS/SUPPLEMENTAL DATA:
  Net assets at end of period (in thousands)    $   4,546        $   4,352          $   2,164         $   2,018
Ratios to average net assets:
  Expenses**                                         1.25%(c)         1.25%              1.25%(c)          1.25%(c)
  Net investment income                              0.68%(c)         0.28%              0.29%(c)          0.16%(c)
PORTFOLIO TURNOVER RATE                                25%              39%                21%               33%

*   Commencement of operations.
** During the period, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratio would have been higher.
(a) Total return is based on the change in net asset value during the period and assumes reinvestment of all dividends and distributions.
(b) Not annualized.
(c) Annualized.
(d) Initial offering price.


    The accompanying notes are an integral part of the financial statements.

                     THE OFFIT VARIABLE INSURANCE FUND, INC.
                        FINANCIAL HIGHLIGHTS (CONTINUED)
                            VIF - U.S. SMALL CAP FUND

                                             FOR THE SIX MONTHS       FOR THE YEAR       FOR THE NINE          FOR THE PERIOD
                                             ENDED JUNE 30, 2000          ENDED          MONTHS ENDED        APRIL 11, 1997* THROUGH
                                                (UNAUDITED)         DECEMBER 31, 1999  DECEMBER 31, 1998       MARCH 31, 1998
-----------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE, BEGINNING OF PERIOD          $          17.20       $         11.34    $         14.14       $           10.00  (d)
                                             -------------------    ------------------ ------------------    --------------------

   Net investment loss                                   (0.08)                (0.15)             (0.08)                  (0.08)
   Net realized and unrealized gains (loss)               2.05                  6.27              (1.50)                   4.22
                                             -------------------    ------------------ ------------------    --------------------
    Total income (loss) from investment
     operations                                           1.97                  6.12              (1.58)                   4.14
                                             -------------------    ------------------ ------------------    --------------------

LESS DIVIDENDS AND DISTRIBUTIONS FROM:
   Net realized gains                                        -                 (0.26)             (1.22)                      -
                                             -------------------    ------------------ ------------------    --------------------
    Total dividends and distributions                        -                 (0.26)             (1.22)                      -
                                             -------------------    ------------------ ------------------    --------------------

    Net change in net asset value per share               1.97                  5.86              (2.80)                   4.14
                                             -------------------    ------------------ ------------------    --------------------

NET ASSET VALUE, END OF PERIOD                $          19.17       $         17.20    $         11.34       $           14.14
                                             -------------------    ------------------ ------------------    --------------------
                                             -------------------    ------------------ ------------------    --------------------

TOTAL RETURN (a)                                         11.45% (b)            54.00%            (11.95%)(b)              41.40% (b)

RATIOS/SUPPLEMENTAL DATA:
  Net assets at end of period (in thousands)  $          3,075       $         1,926    $         1,218       $           1,394
RATIOS TO AVERAGE NET ASSETS:
  Expenses**                                              1.50% (c)             1.50%              1.50% (c)               1.50% (c)
  Net investment loss                                    (0.83%)(c)            (1.19%)            (0.92%)(c)              (0.74%)(c)
Portfolio turnover rate                                     23%                   31%                39%                     51%

*   Commencement of operations.
** During the period, certain fees were voluntarily reduced and/ or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratio would have been higher.
(a) Total return is based on the change in net asset value during the period and assumes reinvestment of all dividends and distributions.
(b) Not annualized.
(c) Annualized.
(d) Initial offering price.


     The accompanying notes are an integral part of the financial statements

                     THE OFFIT VARIABLE INSURANCE FUND, INC.
                        FINANCIAL HIGHLIGHTS (CONTINUED)
                             VIF - TOTAL RETURN FUND

                                                             FOR THE SIX MONTHS       FOR THE YEAR              FOR THE PERIOD
                                                             ENDED JUNE 30, 2000          ENDED             JUNE 30, 1998* THROUGH
                                                                 (UNAUDITED)         DECEMBER 31, 1999         DECEMBER 31, 1998
--------------------------------------------------------------------------------    ------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE, BEGINNING OF PERIOD                          $           9.58      $            10.17       $            10.00 (d)
                                                                ------------------    --------------------     --------------------

    Net investment income                                                (0.14)                   0.74                     0.25
    Net realized and unrealized loss                                      0.40                   (0.97)                   (0.08)
                                                                ------------------    --------------------     --------------------
      Total income (loss) from investment operations                      0.26                   (0.23)                    0.17
                                                                ------------------    --------------------     --------------------

LESS DIVIDENDS AND DISTRIBUTIONS FROM:
    Net investment income                                                    -                   (0.34)                       -
    Net realized gains                                                       -                   (0.02)                       -
                                                                ------------------    --------------------     --------------------
      Total dividends and distributions                                      -                   (0.36)                       -
                                                                ------------------    --------------------     --------------------

      Net change in net asset value per share                             0.26                   (0.59)                    0.17
                                                                ------------------    --------------------     --------------------

NET ASSET VALUE, END OF PERIOD                                   $        9.84         $          9.58          $         10.17
                                                                ------------------    --------------------     --------------------
                                                                ------------------    --------------------     --------------------

TOTAL RETURN (a)                                                          2.71% (b)              (2.18%)                   1.70% (b)

RATIOS/SUPPLEMENTAL DATA:
    Net assets at end of period (in thousands)                   $       1,762         $           818          $         1,001
Ratios to average net assets:
    Expenses**                                                            0.80% (c)               0.80%                    0.80% (c)
    Net investment income                                                 6.11% (c)               5.48%                    5.35% (c)
PORTFOLIO TURNOVER RATE                                                     62%                     81%                      58%

*   Commencement of operations.
** During the period, certain fees were voluntarily reduced and/ or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratio would have been higher.
(a) Total return is based on the change in net asset value during the period and assumes reinvestment of all dividends and distributions.
(b) Not annualized.
(c) Annualized.
(d) Initial offering price.


    The accompanying notes are an integral part of the financial statements

                     THE OFFIT VARIABLE INSURANCE FUND, INC.
                        FINANCIAL HIGHLIGHTS (CONTINUED)
                      VIF - U.S. GOVERNMENT SECURITIES FUND

                                                      FOR THE SIX MONTHS        FOR THE PERIOD              FOR THE PERIOD
                                                     ENDED JUNE 30, 2000    APRIL 1, 1999** THROUGH   AUGUST 24, 1998* THROUGH
                                                         (UNAUDITED)           DECEMBER 31, 1999          SEPTEMBER 25, 1998
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE, BEGINNING OF PERIOD                  $           9.94       $          10.00          $             10.00 (d)
                                                     ------------------     ------------------        ---------------------

    Net investment income                                         0.16                   0.34                            -
    Net realized and unrealized gains (loss)                      0.21                  (0.40)                        0.23
                                                     ------------------     ------------------        ---------------------
      Total income (loss) from investment operations              0.37                  (0.06)                        0.23
                                                     ------------------     ------------------        ---------------------

      Net change in net asset value per share                     0.37                  (0.06)                        0.23
                                                     ------------------     ------------------        ---------------------

NET ASSET VALUE, END OF PERIOD                        $          10.31       $           9.94          $             10.23
                                                     ------------------     ------------------        ---------------------
                                                     ------------------     ------------------        ---------------------

TOTAL RETURN (a)                                                  3.72% (b)             (0.60%)(b)                    2.30% (b)

RATIOS/SUPPLEMENTAL DATA:
    Net assets at end of period (in thousands)        $         27,936       $         17,332          $                 -
RATIOS TO AVERAGE NET ASSETS:
    Expenses***                                                   0.60% (c)              0.60% (c)                    0.60% (c)
    Net investment income                                         5.87% (c)              5.08% (c)                    4.04% (c)
PORTFOLIO TURNOVER RATE                                            213%                   130%                         107%

*   Commencement of operations.
** The OFFIT VIF - U.S. Government Fund commenced operations on August 24, 1998. The last remaining outstanding shares were redeemed on September
    25, 1998. The Fund recommenced operations on April 1, 1999, at an NAV of $10.00.
*** During the period, certain fees were voluntarily reduced and/or reimbursed.
    If such voluntary fee reductions and/or reimbursements had not occurred, the ratio would have been higher.
(a) Total return is based on the change in net asset value during the period and assumes reinvestment of all dividends and distributions.
(b) Not annualized.
(c) Annualized.
(d) Initial offering price


    The accompanying notes are an integral part of the financial statements

                     THE OFFIT VARIABLE INSURANCE FUND, INC.
                    NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

--------------------------------------------------------------------------------

NOTE 1 -- ORGANIZATION

The OFFIT Variable Insurance Fund, Inc. (the "Company", formerly The OFFITBANK Variable Insurance Fund, Inc.) was incorporated in Maryland on July 1, 1994. The Company is registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Company consists of nine separately managed funds, of which six, OFFIT VIF-High Yield Fund (VIF-High Yield Fund), OFFIT VIF-Emerging Markets Bond Fund (VIF-Emerging Markets Bond Fund), DJG Value Equity Fund, OFFIT VIF-U.S. Small Cap Fund (VIF-U.S. Small Cap Fund), OFFIT VIF-Total Return Fund (VIF-Total Return Fund) and OFFIT VIF-U.S. Government Securities Fund (VIF-U.S. Government Securities Fund) (individually, a "Fund", and collectively, the "Funds") have commenced operations. The Funds have the following inception dates:

         VIF-High Yield Fund                      April 1, 1996
         VIF-Emerging Markets Bond Fund           August 28, 1996
         DJG Value Equity Fund                    April 11, 1997
         VIF-U.S. Small Cap Fund                  April 11, 1997
         VIF-Total Return Fund                    June 30, 1998
         VIF-U.S. Government Securities Fund      August 24, 1998

The VIF-High Yield Fund, VIF-Emerging Markets Bond Fund, VIF-Total Return Fund and VIF-U.S. Government Securities Fund operate as non-diversified, open-end management investment companies. The DJG Value Equity Fund and VIF-U.S. Small Cap Fund operate as diversified, open-end management investment companies.

The VIF-High Yield Fund seeks to provide investors with a high level of current income by investing primarily in high yield, high-risk corporate debt securities and sovereign debt obligations. The VIF-Emerging Markets Bond Fund seeks to provide investors with a competitive total investment return by focusing on current yield and opportunities for capital appreciation primarily by investing in corporate and sovereign debt securities of emerging market countries. The DJG Value Equity Fund seeks to achieve its objectives of long-term appreciation and preservation of capital by researching and investing in equity securities priced at a discount to their intrinsic values. The VIF-U.S. Small Cap Fund invests primarily in a diversified portfolio of securities of smaller companies located in the United States to achieve its investment objective of capital appreciation. The VIF-Total Return Fund invests primarily in a portfolio of fixed income securities of varying maturities. The VIF-U.S. Government Securities Fund objective is to seek current income consistent with preservation of capital.

OFFITBANK serves as the VIF-High Yield, VIF-Emerging Markets Bond, VIF-U.S. Small Cap, VIF-Total Return and VIF-U.S. Government Funds' investment adviser. David J. Greene and Company serves as the DJG Value Equity Fund's investment adviser. Rockefeller & Company, Inc. serves as the sub-adviser for the VIF-U.S. Small Cap Fund. PFPC Inc. ("PFPC"), an indirect wholly owned subsidiary of PNC Bank Corp., provides administrative, fund accounting, transfer and dividend disbursing agent services for the Funds. OFFIT Funds Distributor, Inc. (the "Distributor"), serves as the distributor of the Funds' shares.

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The policies are in conformity with generally accepted accounting principles. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

PORTFOLIO VALUATIONS:

Equity securities held by a Fund are valued at the last reported sales price on the securities exchange or in the principal over-the-counter market in which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Debt securities held by a Fund generally are valued based on quoted bid prices. Short-term debt investments having maturities of 60 days or less are valued at amortized cost, which

                     THE OFFIT VARIABLE INSURANCE FUND, INC.
              NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

--------------------------------------------------------------------------------

approximates market value, and, if applicable, adjusted for foreign exchange translation. Investments in registered investment companies are valued at net asset value. Securities for which market quotations are not readily available are valued at fair value determined in good faith by or under the direction of the Company's Board of Directors. Securities may be valued by independent pricing services, approved by the Company's Board of Directors, which use prices provided by market-makers or estimates of market value obtained from yield data relating to instruments or securities with similar characteristics.

SECURITIES TRANSACTIONS AND RELATED INCOME:

The Funds record security transactions on a trade date basis. Interest income, including accretion of discount and amortization of premium, is accrued daily. Dividend income is recognized on the ex-dividend date. Realized gains and losses from security transactions are recorded on the identified cost basis.

EXPENSES:

The Company accounts separately for the assets, liabilities and operations of each Fund. Direct expenses of a Fund are charged to that Fund, while general Company expenses are allocated among the Company's respective portfolios based on relative net assets.

ORGANIZATIONAL EXPENSES:

Costs incurred in connection with the organization and initial registration of the Funds have been deferred and are being amortized on a straight-line basis over a sixty-month period beginning with each of the Fund's commencement of operations.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:

Dividends from the VIF-High Yield Fund's net investment income, if any, are declared daily and paid monthly. Dividends from the VIF-Emerging Markets Bond Fund's net investment income, if any, are declared daily and paid quarterly. Dividends from the DJG Value Equity, VIF-U.S. Small Cap, VIF-Total Return and VIF-U.S. Government Securities Funds' net investment income, if any, are declared and paid annually. Net realized gains on portfolio securities, if any, are distributed at least annually by each Fund. However, to the extent net realized gains can be offset by capital loss carryovers, such gains will not be distributed. Distributions are recorded by the Funds on the ex-dividend date.

The amount of distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. Distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as distributions in excess of net investment income or distributions in excess of net realized gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of capital.


FEDERAL INCOME TAXES:

It is the Funds' policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute timely all of their net investment company taxable income and net capital gains to shareholders. Therefore, no federal income tax provision is required.

As of December 31, 1999, capital and currency losses incurred within the Funds' fiscal year but after October 31 are deemed to arise on the first business day of the following fiscal year for tax purposes. The following Funds have incurred and will elect to defer capital losses as follows:

                     THE OFFIT VARIABLE INSURANCE FUND, INC.
              NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

--------------------------------------------------------------------------------

                                                Capital Loss
                                                  Deferred
                                                ------------
VIF-High Yield Fund                              $   8,173
VIF-U.S. Government Securities Fund                  2,788

For federal income tax purposes, the following Funds have capital loss carry-forwards:

                              VIF-High      VIF-Emerging        VIF-Total      VIF-U.S. Government
Date of Expiration:          Yield Fund   Markets Bond Fund     Return Fund      Securities Fund
-------------------       -------------- ------------------- ---------------- ---------------------
2006.....................   $        -     $     1,212,169     $         -       $             -
2007.....................       46,350                   -          26,641               121,217
                          ------------   -----------------   -------------    ------------------
Total....................   $   46,350     $     1,212,169     $    26,641       $       121,217
                          ------------   -----------------   -------------    ------------------
                          ------------   -----------------   -------------    ------------------

Accordingly, no capital gain distribution is expected to be paid to shareholders until net gains have been realized in excess of the aggregate of each amount.

FOREIGN CURRENCY TRANSLATION:

The accounting records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. However, the Funds do isolate the effect of fluctuations in foreign exchange rates when determining the gain or loss upon the sale or maturity of foreign currency denominated debt obligations pursuant to U.S. federal income tax regulations. Such amount is categorized as foreign exchange gain or loss for both financial reporting and income tax reporting purposes.

Reported net realized foreign exchange gains or losses arise from sales and maturities of short-term securities and forward currency contracts, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates.

REPURCHASE AGREEMENTS:

The Funds may purchase instruments from financial institutions, such as banks and broker-dealers, subject to the seller's agreement to repurchase them at an agreed upon time and price ("repurchase agreements"). The seller under a repurchase agreement is required to maintain the value of the securities subject to the agreement at no less than the repurchase price. Default by the seller would, however, expose the relevant Funds to possible loss because of adverse market action or delay in connection with the disposition of the underlying obligations.

DERIVATIVE INSTRUMENTS:

The Funds may invest in various financial instruments including positions in forward currency contracts, enter into currency swaps and purchase foreign currency options. The Funds enter into such contracts for the purposes of hedging exposure to changes in foreign currency exchange rates on their portfolio holdings and transactions.

A forward foreign exchange contract is a commitment to sell or buy a foreign currency at a future date at a negotiated exchange rate. A Fund bears the market risk, which arises from possible changes in foreign exchange values. Risks may arise from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of the foreign currency relative to the U.S. dollar. Forward foreign exchange contracts may involve market or

                    THE OFFIT VARIABLE INSURANCE FUND, INC.
              NOTES TO FINANCIAL STATEMENTS (UNAUDITED)(CONTINUED)

--------------------------------------------------------------------------------

credit risk in excess of the related amounts reflected on the Fund's statement of assets and liabilities. The gain or loss from the difference between the cost of original contracts and the amount realized upon the closing of such contracts is included in net realized gain on foreign currency transactions. Fluctuations in the value of forward contracts held at June 30, 2000 are recorded for financial reporting purposes as unrealized gains and losses by the Funds.

At June 30, 2000, there were no outstanding forward currency contracts for the VIF-Emerging Markets Bond, DJG Value Equity, VIF-U.S. Small Cap, VIF-Total Return and VIF-U.S. Government Securities Funds. The table below indicates the VIF-High Yield Fund's outstanding forward currency contract positions at June 30, 2000:

                                                     VALUE ON        VALUE AT          UNREALIZED
                       CONTRACT      MATURITY      ORIGINATION       JUNE 30,         APPRECIATION
       CURRENCY         AMOUNTS        DATE           DATE             2000          (DEPRECIATION)
      ----------  ---------------  ------------  ---------------  ---------------  -----------------
Buy      DEM             478,000     07/11/00        $223,818         $234,444          $10,626
Sell     DEM            (478,000)    07/11/00        (235,144)        (234,444)             700
Sell     FRF         (14,275,000)    07/11/00      (2,042,933)      (2,087,571)         (44,638)
                                                                                   --------------
Net unrealized depreciation on forward positions...............................        $(33,312)
                                                                                   ==============

Currency Abbreviations:
DEM - German Deutsche Mark
FRF - French Franc

Certain of the Funds may also invest in indexed securities whose value is linked directly to changes in foreign currencies, interest rates and other financial indices. Indexed securities may be more volatile than the underlying instrument but the risk of loss is limited to the amount of the original investment.

NOTE 3 -- AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES:

The Company has entered into investment advisory agreements (the "Investment Advisory Agreements") with OFFITBANK (the "Adviser"). Pursuant to the terms of the Investment Advisory Agreements, the Adviser is entitled to a fee that is calculated daily and paid monthly based on the average daily net assets of each Fund, at the annual rate of: 0.85% of the first $200 million of average daily net assets for the VIF-High Yield Fund and 0.75% of average daily net assets in excess of $200 million; 0.90% of the first $200 million of average daily net assets for the VIF-Emerging Markets Bond Fund and 0.80% of average daily net assets in excess of $200 million; 1.00% of average daily net assets for the VIF-U.S. Small Cap Fund; 0.80% of average daily net assets for the VIF-Total Return Fund; 0.35% of average daily net assets for the VIF-U.S. Government Securities Fund. Rockefeller & Company, Inc. serves as sub-adviser for the VIF-U.S. Small Cap Fund and is entitled to a fee from the Adviser that is calculated daily and payable monthly at the annual rate of 1.00% of the Fund's average daily net assets. Pursuant to the terms of its Investment Advisory Agreement, David J. Greene and Company is entitled to a fee that is calculated daily and payable monthly at the annual rate of 0.80% of the average daily net assets of the DJG Value Equity Fund.

                                  ADVISORY FEE
                                  ------------

                      VIF-HIGH YIELD      VIF-EMERGING MARKETS          DJG VALUE EQUITY      VIF-U.S. SMALL CAP
                          FUND                   BOND FUND                    FUND                   FUND
                   ------------------   ----------------------------  --------------------  ----------------------
GROSS FEE               $198,209                  $34,864                  $ 19,098                $15,000
WAIVER                   (42,692)                    (216)                     (810)                (5,515)
                   ------------------   ----------------------------  --------------------  ----------------------
NET FEE                 $155,517                  $34,648                  $ 18,288                $ 9,485
                   ==================   ============================  ====================  ======================

                      VIF-TOTAL RETURN       VIF-U.S. GOVERNMENT
                           FUND                SECURITIES FUND
                   ------------------   ----------------------------
GROSS FEE                 $6,325                  $46,081
WAIVER                    (6,325)                  (9,185)
                   ------------------   ----------------------------
NET FEE                   $    0                  $36,896
                   ==================   ============================

                    THE OFFIT VARIABLE INSURANCE FUND, INC.
              NOTES TO FINANCIAL STATEMENTS (UNAUDITED)(CONTINUED)

--------------------------------------------------------------------------------
PFPC provides the Company with administrative services pursuant to an administration agreement (the "Administration Agreement"). The services under the Administration Agreement are subject to the supervision of the Company's Board of Directors and officers and include the day-to-day administration of matters related to the corporate existence of the Company, maintenance of its records, preparation of reports, supervision of the Company's arrangements with its custodian and assistance in the preparation of the Company's registration statements under federal and state laws. Pursuant to the Administration Agreement, the Company pays PFPC a monthly fee for its services at an annual rate of 0.125% of each Portfolio's first $300 million in average daily net assets; 0.11% of each Portfolio's next $300 million in average daily net assets; 0.08% of each Portfolio's next $300 million in average daily net assets; 0.05% of each Portfolio's next $300 million in average daily net assets; and 0.0275% of each Portfolio's average daily net assets in excess of $1.2 billion. PFPC waived all of its fee for Portfolios with less than $20 million in average daily net assets.

                               ADMINISTRATION FEE

                     VIF-HIGH YIELD      VIF-EMERGING MARKETS           DJG VALUE EQUITY      VIF-U.S. SMALL CAP
                         FUND                   BOND FUND                    FUND                   FUND
                   ------------------   ----------------------------  --------------------  ----------------------
GROSS FEE               $29,148                   $4,842                     $2,984                  $1,875
WAIVER                   (6,995)                  (4,842)                    (2,984)                 (1,875)
                   ------------------   ----------------------------  --------------------  ----------------------
NET FEE                 $22,153                   $    0                     $    0                   $   0
                   ==================   ============================  ====================  ======================

                    VIF-TOTAL RETURN        VIF-U.S. GOVERNMENT
                         FUND                 SECURITIES FUND
                   ------------------   ----------------------------
GROSS FEE                 $988                   $16,458
WAIVER                    (988)                   (4,545)
                   ------------------   ----------------------------
NET FEE                   $  0                   $11,913
                   ==================   ============================

PFPC provides the Funds with fund accounting and related services pursuant to a fund accounting agreement with the Company. For these services PFPC is entitled a fee of $1,250 per month per Fund plus out of pocket expenses. PFPC waived all of its fee for Portfolios with less than $30 million in average daily net assets.

                               FUND ACCOUNTING FEE

                     VIF-HIGH YIELD      VIF-EMERGING MARKETS           DJG VALUE EQUITY      VIF-U.S. SMALL CAP
                         FUND                   BOND FUND                     FUND                  FUND
                   ------------------   ----------------------------  --------------------  ----------------------
GROSS FEE               $7,500                      $7,500                   $7,500                 $7,500
WAIVER                       0                      (7,500)                  (7,500)                (7,500)
                   ------------------   ----------------------------  --------------------  ----------------------
NET FEE                 $7,500                      $    0                   $    0                 $    0
                   ==================   ============================  ====================  ======================
                    VIF-TOTAL RETURN        VIF-U.S. GOVERNMENT
                         FUND                 SECURITIES FUND
                   ------------------   ----------------------------
GROSS FEE               $7,500                      $7,500
WAIVER                  (7,500)                     (7,500)
                   ------------------   ----------------------------
NET FEE                 $    0                      $    0
                   ==================   ============================

PFPC also serves as transfer agent for the Funds and receives reimbursement of certain expenses plus a fee for related services pursuant to a transfer agency agreement with the Company. From time to time, PFPC may waive all or a portion of its fees.

                    THE OFFIT VARIABLE INSURANCE FUND, INC.
              NOTES TO FINANCIAL STATEMENTS (UNAUDITED)(CONTINUED)

--------------------------------------------------------------------------------

                               TRANSFER AGENT FEE

                     VIF-HIGH YIELD      VIF-EMERGING MARKETS           DJG VALUE EQUITY      VIF-U.S. SMALL CAP
                         FUND                   BOND FUND                     FUND                  FUND
                   ------------------   ----------------------------  --------------------  ----------------------
GROSS FEE                $9,000                   $9,000                     $9,000                 $9,000
WAIVER                   (4,116)                  (4,345)                    (4,378)                (4,155)
                   ------------------   ----------------------------  --------------------  ----------------------
NET FEE                  $4,884                   $4,655                     $4,622                 $4,845
                   ==================   ============================  ====================  ======================
                    VIF-TOTAL RETURN         VIF-U.S. GOVERNMENT
                         FUND                 SECURITIES FUND
                   ------------------   ----------------------------
GROSS FEE                $9,000                   $9,000
WAIVER                   (4,309)                  (4,278)
                   ------------------   ----------------------------
NET FEE                  $4,691                   $4,722
                   ==================   ============================

The Company has entered into a distribution agreement (the "Distribution Agreement") with the Distributor. Under the Distribution Agreement, the Distributor, as agent of the Company, agrees to use its best efforts as sole distributor of the Company's shares. The Distribution Agreement provides that the Company will bear the costs of the registration of its shares with the Commission and various states and the printing of its prospectuses, statements of additional information and reports to shareholders. There is no fee payable under the Distribution Agreement.

OFFITBANK and David J. Greene and Company have voluntarily agreed to limit the expense ratios for the Funds at 1.15%, 1.50%, 1.25%, 1.50%, 0.80% and 0.60% for
the VIF-High Yield Fund, VIF-Emerging Markets Bond Fund, DJG Value Equity Fund, VIF-U.S. Small Cap Fund, VIF-Total Return Fund and VIF U.S. Government Securities Fund, respectively. In order to maintain these ratios, for the six months ended June 30, 2000, the Adviser has waived all or a portion of their advisory fee and has also agreed to reimburse the VIF-Total Return Fund for expenses in the amount of $6,260.

NOTE 4 -- SECURITIES TRANSACTIONS

For the six months ended June 30, 2000, the cost of purchases and the proceeds from sales of the Funds' portfolio securities (excluding short-term investments) were as follows:

                                                  Common Stocks
                                               and Corporate Bonds         U.S. Government Obligations
                                               -------------------         ---------------------------
                                            Purchases         Sales       Purchases              Sales
                                            ---------         -----       ---------              -----
VIF-High Yield Fund                        $5,757,120     $2,805,222    $         -        $         -
VIF-Emerging Markets Bond Fund              2,451,963      1,679,829              -                  -
DJG Value Equity Fund                       1,980,788        945,226              -                  -
VIF-U.S. Small Cap Fund                     1,284,332        612,718              -                  -
VIF-Total Return Fund                         305,878         45,075      1,473,988            792,650
VIF-U.S. Government Securities Fund         1,731,246              -     55,661,771         49,039,238

NOTE 5 -- CAPITAL SHARE TRANSACTIONS

The Company's Articles of Incorporation permit the Company to issue nine billion shares (par value $0.001). Transactions in shares of common stock for the six months ended June 30, 2000 and the period ended December 31, 1999, respectively, were as follows:

                    THE OFFIT VARIABLE INSURANCE FUND, INC.
              NOTES TO FINANCIAL STATEMENTS (UNAUDITED)(CONTINUED)

--------------------------------------------------------------------------------

                                                                 VIF-HIGH YIELD FUND
                                      ----------------------------------------------------------------------------
                                              SIX MONTHS ENDED                           YEAR ENDED
                                               JUNE 30, 2000                         DECEMBER 31, 1999
                                      ----------------------------------      ------------------------------------
                                         SHARES             AMOUNT              SHARES              AMOUNT
                                      -------------    -----------------      -------------    -------------------
Shares issued......................      273,921          $2,522,392            608,313           $6,179,148
Shares reinvested..................      215,892           1,985,850            412,444            4,093,318
Shares redeemed....................     (295,695)         (2,753,788)          (208,809)          (2,106,815)
                                      -------------    -----------------      -------------    -------------------
Net increase.......................      194,118          $1,754,454            811,948           $8,165,651
                                      =============    =================      =============    ===================

                                                                 VIF-EMERGING MARKETS BOND FUND
                                      ----------------------------------------------------------------------------
                                              SIX MONTHS ENDED                           YEAR ENDED
                                               JUNE 30, 2000                         DECEMBER 31, 1999
                                      ----------------------------------      ------------------------------------
                                         SHARES             AMOUNT              SHARES              AMOUNT
                                      -------------    -----------------      -------------    -------------------
Shares issued......................       17,721            $147,920             88,509             $740,901
Shares reinvested..................       51,107             435,712             91,978              733,292
Shares redeemed....................      (22,609)           (193,556)            (5,477)             (41,702)
                                      -------------    -----------------      -------------    -------------------
Net increase.......................       46,219            $390,076            175,010           $1,432,491
                                      =============    =================      =============    ===================
                                                                 DJG VALUE EQUITY FUND
                                      ----------------------------------------------------------------------------
                                              SIX MONTHS ENDED                           YEAR ENDED
                                               JUNE 30, 2000                         DECEMBER 31, 1999
                                      ----------------------------------      ------------------------------------
                                         SHARES             AMOUNT              SHARES              AMOUNT
                                      -------------    -----------------      -------------    -------------------
Shares issued......................       59,089            $788,904            116,368           $1,682,025
Shares reinvested..................            -                   -              8,148              116,520
Shares redeemed....................       (2,794)            (37,129)            (1,949)             (25,846)
                                      -------------    -----------------      -------------    -------------------
Net increase.......................       56,295            $751,775            122,567           $1,772,699
                                      =============    =================      =============    ===================
                                                                 VIF-U.S. SMALL CAP FUND
                                      ----------------------------------------------------------------------------
                                              SIX MONTHS ENDED                           YEAR ENDED
                                               JUNE 30, 2000                         DECEMBER 31, 1999
                                      ----------------------------------      ------------------------------------
                                         SHARES             AMOUNT              SHARES              AMOUNT
                                      -------------    -----------------      -------------    -------------------
Shares issued......................       49,544            $796,095              3,857            $  48,966
Shares reinvested..................            -                   -              1,688               29,037
Shares redeemed....................       (1,131)            (21,764)            (1,017)             (12,848)
                                      -------------    -----------------      -------------    -------------------
Net increase.......................       48,413            $747,331              4,528              $65,155
                                      =============    =================      =============    ===================
                                                                 VIF-TOTAL RETURN FUND
                                      ----------------------------------------------------------------------------
                                              SIX MONTHS ENDED                           YEAR ENDED
                                               JUNE 30, 2000                         DECEMBER 31, 1999
                                      ----------------------------------      ------------------------------------
                                         SHARES             AMOUNT              SHARES              AMOUNT
                                      -------------    -----------------      -------------    -------------------
Shares issued......................       94,446            $900,900            125,104           $1,253,500
Shares reinvested..................            -                   -              3,164               30,251
Shares redeemed....................         (712)             (6,841)          (141,275)          (1,411,140)
                                      -------------    -----------------      -------------    -------------------
Net increase (decrease)............       93,734          $  894,059            (13,007)           $(127,389)
                                      =============    =================      =============    ===================

                    THE OFFIT VARIABLE INSURANCE FUND, INC.
              NOTES TO FINANCIAL STATEMENTS (UNAUDITED)(CONTINUED)

--------------------------------------------------------------------------------

                                                            VIF-U.S. GOVERNMENT SECURITIES FUND
                                      ----------------------------------------------------------------------------
                                              SIX MONTHS ENDED                         PERIOD ENDED
                                               JUNE 30, 2000                         DECEMBER 31, 1999
                                      ----------------------------------      ------------------------------------
                                         SHARES             AMOUNT              SHARES              AMOUNT
                                      -------------    -----------------      -------------    -------------------
Shares issued......................    1,021,893         $10,112,961          1,758,987          $17,553,952
Shares redeemed....................      (56,566)           (567,446)           (15,757)            (156,518)
                                      -------------    -----------------      -------------    -------------------
Net increase.......................      965,327          $9,545,515          1,743,230          $17,397,434
                                      =============    =================      =============    ===================

NOTE 6 -- OTHER MATTERS

The VIF-High Yield Fund and the VIF-Emerging Markets Bond Fund invest in obligations of foreign entities and securities denominated in foreign currencies. Such investments involve risk not typically involved with domestic investments. Such risks include fluctuations in the foreign exchange rates, inability to convert proceeds into U.S. dollars, application of foreign tax laws, foreign investment restrictions, less publicly available information about foreign financial instruments, less liquidity resulting from substantially less trading volume, more volatile prices and generally less government supervision of foreign securities markets and issuers.

                     THE OFFIT VARIABLE INSURANCE FUND, INC.

------------------------------------------------------------------------------

OFFICERS AND DIRECTORS                                    INVESTMENT ADVISER - DJG VALUE EQUITY FUND
                                                          David J. Greene & Company
Dr. Wallace Mathai-Davis                                  599 Lexington Avenue
CHAIRMAN OF THE BOARD, PRESIDENT AND DIRECTOR             New York,  New York 10022

Edward J. Landau                                          INVESTMENT ADVISER - ALL OTHER VIF FUNDS
DIRECTOR                                                  OFFITBANK
                                                          520 Madison Avenue
The Very Reverend                                         New York, New York 10022-4213
James Parks Morton
DIRECTOR                                                  INVESTMENT SUB-ADVISER -VIF- U.S. SMALL CAP FUND
                                                          Rockefeller & Company, Inc.
Stephen M. Peck                                           30 Rockefeller Plaza
DIRECTOR                                                  New York, New York 10112

Stephen Brent Wells                                       DISTRIBUTOR
SECRETARY                                                 OFFIT Funds Distributor, Inc.
                                                          Four Falls Corporate Center, 6th Floor
Vincent M. Rella                                          West Conshohocken, PA 19428-2961
TREASURER
                                                          ADMINISTRATOR
Michael S. Kagan                                          PFPC Inc.
ASSISTANT TREASURER                                       103 Bellevue Parkway
                                                          Wilmington, DE 19809
Gary M. Gardner
ASSISTANT SECRETARY                                       TRANSFER AND DIVIDEND DISBURSING AGENT
                                                          PFPC Inc.
David C. Lebisky                                          400 Bellevue Parkway
ASSISTANT SECRETARY                                       Wilmington, DE 19809

                                                          CUSTODIAN
                                                          The Bank of New York
                                                          100 Church Street, 10th Floor
                                                          New York, New York 10286

                                                          LEGAL COUNSEL
                                                          Kramer, Levin, Naftalis & Frankel LLP
                                                          919 Third Avenue
                                                          New York, New York 10022

                                                          INDEPENDENT AUDITORS
                                                          Ernst & Young LLP
                                                          200 Clarendon Street
                                                          Boston, MA 02116

This report is submitted for the information of the shareholders of the Funds. It is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective prospectus which includes information regarding the Funds' objectives and policies, charges, expenses and other data. Please read the prospectus carefully before you invest or send money.


                     THE OFFIT VARIABLE INSURANCE FUND, INC.
              400 BELLEVUE PARKWAY, SUITE 108, WILMINGTON, DE 19809
                                 (800) 618-9510